UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to

Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

VERDE RESOURCES, INC.
(Name of Registrant as Specified in Its Charter)

N/A

_______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION – DATED JANUARY 8, 2026

[*], 2026

Dear Fellow Stockholder:

On behalf of the board of directors and management of Verde Resources, Inc. (“we”, “us,” “our,” and “Verde”), a Nevada corporation, you are invited to virtually attend our  2026 Annual Meeting of Stockholders including any adjournment or postponement thereof (the “Annual Meeting”) to be held on February 25, 2026 at 10:00 a.m. Eastern Time. The Annual Meeting will be held virtually by live webcast, and you will be able to attend the meeting, vote, and submit your questions via the Internet by visiting https://www.cstproxy.com/verderesources/2026 and entering the control number included on your proxy card. You will not be able to attend the virtual Annual Meeting physically in person.

Details of the business to be conducted at the Annual Meeting are described in this proxy statement.  For additional information, accompanying this proxy statement is a copy of our Annual Report on Form 10-K for the year ended June 30, 2025 (filed with the Securities Exchange Commission on October 23, 2025) (the “Annual Report”). We encourage you to read this proxy statement and our Annual Report in full.  The Annual Report includes our audited financial statements and provides information about our business.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, please read the accompanying proxy statement and then submit your proxy to vote by Internet or mail as promptly as possible. Returning your proxy will help us assure that a quorum will be present at the Annual Meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder virtually attending the Annual Meeting may vote at the Annual Meeting, even if he or she has previously voted. Please refer to your proxy card for voting instructions. Submitting your proxy promptly may save us additional expense in soliciting proxies and will ensure that your shares are represented at the Annual Meeting. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on February 24, 2026.

Our board of directors has approved the proposals set forth in the proxy statement and recommends that you vote in favor of each such proposal as recommended by our board of directors.

On behalf of our board of directors and management, I would like to express our appreciation for your support of Verde.

Sincerely,

Jack Wong
Chairman and Chief Executive Officer [*], 2026

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Verde Resources, Inc.

8112 Maryland Ave, Suite 400, St. Louis, MO 63105

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on February 25, 2026

The 2026 Annual Meeting of Stockholders (the “Meeting”) of Verde Resources, Inc. (“we,” “us,” “our,” or the “Company”) will be held on a virtual basis on February 25, 2026 at 10:00 a.m. Eastern Time, for the following purposes:

1.

Election of each of the director nominees named in this proxy statement (each of whom is an incumbent director) for a term of one year expiring at our 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified (“Proposal 1”);

2.

To ratify the appointment by the Company’s board of directors of J&S Associate PLT as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026 (“Proposal 2”);

3.	Approval, on an advisory basis, of the executive compensation of the Company’s named executive officers as described in this proxy statement (“Proposal 3”);

4.	Approval, on an advisory basis, of the frequency of future advisory votes on executive compensation (“Proposal 4”);

5.

Approval to grant the board of directors the authority to fix the rights and preferences of the Company’s preferred stock, par value $0.001, by resolution from time to time, as provided for in the Company’s proposed Amended and Restated Articles of Incorporation (in the form attached hereto as Appendix A, the “Amended and Restated Articles, and such proposal, “Proposal 5”);

6.

Approval to establish the number of directors on the Company’s board of directors, and the procedures in the case of a vacancy of a director from the board of directors, as provided for in the Amended and Restated Articles (“Proposal 6”);

7.

Approval of the Company’s election not to be governed by Nevada Revised Statutes (“NRS”) Sections 78.378 to 78.3793, inclusive, as so relates to acquisitions of controlling interests, as provided for in the Amended and Restated Articles (“Proposal 7”);

8.

Approval of the Company’s election not to be governed by NRS 78.411 to 78.444, inclusive, as so relates to combinations with interested stockholders, as provided for in the Amended and Restated Articles (“Proposal 8”);

9.

Approval for the Company to establish the liability of directors and officers of the Company for damages due to breach of fiduciary duty in the role as director or officer, as provided for in the Amended and Restated Articles (“Proposal 9”);

10.	Approval for the Company to establish the Company’s duties of indemnification to the described indemnitees as provided for in the Amended and Restated Articles (“Proposal 10”); and

11.	Approval of the adoption of the Verde Resources, Inc. 2026 Equity Incentive Plan (the “Proposal 11”);

In addition, we may transact, in the discretion of the Company’s board of directors, such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Meeting online, vote and submit your questions during the Meeting by visiting https://www.cstproxy.com/verderesources/2026. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world. You will not be able to attend the virtual Annual Meeting physically in person.

We hope you will be able to attend the virtual Meeting. Whether or not you plan on attending the Meeting online, please promptly submit your proxy vote via the Internet or by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Meeting. Instructions on voting your shares are on the accompanying proxy materials. Even if you plan to attend the Meeting online, it is strongly recommended you vote before the Meeting date, to ensure that your shares will be represented at the Meeting if you are ultimately unable to attend.

Details regarding admission to the Meeting and the business to be conducted at the meeting are more fully described in this proxy statement.

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The Board unanimously recommends a vote “FOR” each of the Director candidates nominated by the Board in Proposal 1, a “3 YEAR” vote for the advisory vote on the frequency of future advisory votes on executive compensation in Proposal 4, and a vote “FOR” the approval of each of Proposals 2, 3, 5, 6, 7, 8, 9, 10, and 11.

BY ORDER OF THE BOARD OF DIRECTORS,

Jack Wong
Chairman and Chief Executive Officer [*], 2026

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Page Number
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS	1
INTRODUCTION	7
2026 Annual Meeting of Stockholders	7
Record Date; Mailing Date	7
Proposals to be Submitted at the Meeting	7
Principal Offices	8
Information Concerning Solicitation and Voting	8
Expenses	9
Revocability of proxies	9
PROPOSAL 1. ELECTION OF DIRECTORS	9
Directors and Executive Officers	10
Family Relationships	11
Certain Legal Proceedings	12
Director Independence	12
Section 16(a) Beneficial Ownership Reporting Compliance	12
Committees of the Board of Directors	12
Code of Conduct	13
Board Leadership Structure	13
Role of Board in Risk Oversight Process	14
Certain Relationships and Related Party Transactions	14
Executive Compensation	15
Employment Agreements	16
Employee Benefit Plans	17
Limitation of Liability and Indemnification Matters	17
Director Compensation	18
Board of Directors Audit Report	19
PROPOSAL 2. RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2026	19
PROPOSAL 3. APPROVAL OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION	21
PROPOSAL 4. APPROVAL OF THE ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION	21
PROPOSAL 5. APPROVALTO GRANT THE BOARD OF DIRECTORS THE AUTHORITY TO FIX THE RIGHTS AND PREFERENCES OF THE COMPANY’S PREFERRED STOCK, PAR VALUE $0.001, BY RESOLUTION FROM TIME TO TIME, AS PROVIDED FOR IN THE COMPANY’S PROPOSED AMENDED AND RESTATED ARTICLES OF INCORPORATION	22
PROPOSAL 6. APPROVAL TO ESTABLISH THE NUMBER OF DIRECTORS ON THE COMPANY’S BOARD OF DIRECTORS, AND THE PROCEDURES IN THE CASE OF A VACANCY OF A DIRECTOR FROM THE BOARD, AS PROVIDED FOR IN THE AMENDED AND RESTATED ARTICLES	25
PROPOSAL 7. APPROVAL OF THE COMPANY’S ELECTION NOT TO BE GOVERNED BY NRS 78.378 TO 78.3793, INCLUSIVE, AS SO RELATES TO ACQUISITIONS OF CONTROLLING INTERESTS, AS PROVIDED FOR IN THE AMENDED AND RESTATED ARTICLES	26
PROPOSAL 8. APPROVAL OF THE COMPANY’S ELECTION NOT TO BE GOVERNED BY NRS 78.411 TO 78.444, INCLUSIVE, AS SO RELATES TO COMBINATIONS WITH INTERESTED STOCKHOLDERS, AS PROVIDED FOR IN THE AMENDED AND RESTATED ARTICLES	27
PROPOSAL 9. APPROVAL FOR THE COMPANY TO ESTABLISH THE LIABILITY OF DIRECTORS AND OFFICERS OF THE COMPANY FOR DAMAGES DUE TO BREACH OF FIDUCIARY DUTY IN THE ROLE AS DIRECTOR OR OFFICER, AS PROVIDED FOR IN THE AMENDED AND RESTATED ARTICLES	28
PROPOSAL 10. APPROVAL FOR THE COMPANY TO ESTABLISH THE COMPANY’S DUTIES OF INDEMNIFICATION TO INDEMNITEES AS PROVIDED FOR IN THE AMENDED AND RESTATED ARTICLES	29
PROPOSAL 11. APPROVAL OF THE ADOPTION OF THE VERDE RESOURCES, INC. 2026 EQUITY INCENTIVE PLAN	30
OTHER INFORMATION	39
Proxy Solicitation	39
Proxies	39
Other Business	39
Legal Proceedings	39
Future Stockholder Proposals	39
Stockholder Communications	40
Householding of Proxy Materials	40
Additional Information	40

v

Verde Resources, Inc.

8112 Maryland Ave, Suite 400, St. Louis, MO 63105

(314) 530-9071

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

to be held via live webcast on February 25, 2026, 10:00 a.m. , Eastern Time

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this Proxy Statement?

This Proxy Statement describes the proposals on which our board of directors (the “Board”) would like you, as a stockholder, to vote on at our 2026 Annual Meeting of the Stockholders (the “Meeting”), which will take place on February 25, 2026, 10:00 a.m. Eastern time via live webcast.

This Proxy Statement also gives you information on these proposals so that you can make an informed decision. We intend to mail this Proxy Statement and accompanying Annual Report and proxy card on or about January19, 2026, to all stockholders of record entitled to vote at the Meeting.

In this Proxy Statement, we refer to Verde Resources, Inc. as the “Company,” “we,” “us” or “our” or similar terminology.

Who can vote at the Meeting?

Stockholders who owned shares of our common stock, par value $0.001 per share (the “Common Stock” and such shares held on the Record Date, the “Voting Stock”) on December 26, 2025 (the “Record Date”) may attend and vote at the Meeting. Each share of Common Stock is entitled to one vote. There were 1,294,224,767 shares of Common Stock outstanding on the Record Date. All shares of Voting Stock vote together as a single class. Shares of the Voting Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Meeting, regardless of how or whether such shares are voted on any specific proposal. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Principal Stockholders”.

What is the proxy card?

The proxy card enables you to appoint Jack Wong, our Chairman of the Board and Chief Executive Officer, and Eric Bava, Chief Operating Officer and member of our Board, as your representatives at the Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing Mr. Wong and Mr. Bava to vote your shares at the Meeting in accordance with your instructions on the proxy card, which ensures your shares will be voted whether or not you attend the Meeting. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to consider and vote on the following proposals:

1.

Election of each of the director nominees named in this proxy statement (each of whom is an incumbent director), each for a term of one year expiring at our 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified (“Proposal 1”);

2.

To ratify the appointment by the Company’s board of directors of J&S Associate PLT (“J&S”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026 (“Proposal 2”);

1

3.	Approval, on an advisory basis, of the executive compensation of the Company’s named executive officers as described in this proxy statement (“Proposal 3”);

4.	Approval, on an advisory basis, of the frequency of future advisory votes on executive compensation (“Proposal 4”);

5.

Approval to grant the board of directors the authority to fix the rights and preferences of the Company’s preferred stock, par value $0.001, by resolution from time to time, as provided for in the Company’s proposed Amended and Restated Articles of Incorporation (in the form attached hereto as Appendix A, the “Amended and Restated Articles, and such proposal, “Proposal 5”);

6.

Approval to establish the number of directors on the Company’s board of directors, and the procedures in the case of a vacancy of a director from the board of directors, as provided for in the Amended and Restated Articles (“Proposal 6”);

7.

Approval of the Company’s election not to be governed by NRS 78.378 to 78.3793, inclusive, as so relates to acquisitions of controlling interests, as provided for in the Amended and Restated Articles (“Proposal 7”);

8.

Approval of the Company’s election not to be governed by NRS 78.411 to 78.444, inclusive, as so relates to combinations with interested stockholders, as provided for in the Amended and Restated Articles (“Proposal 8”);

9.

Approval for the Company to establish the liability of directors and officers of the Company for damages due to breach of fiduciary duty in the role as director or officer, as provided for in the Amended and Restated Articles (“Proposal 9”);

10.	Approval for the Company to establish the Company’s duties of indemnification to the described indemnitees as provided for in the Amended and Restated Articles (“Proposal 10”); and

11.	Approval of the adoption of the Verde Resources, Inc. 2026 Equity Incentive Plan (the “Proposal 11”);

In addition, we may transact, in the discretion of the Company’s board of directors, such other business as may properly come before the Meeting or any adjournment or postponement thereof.

How does the Board recommend that I vote?

The Board unanimously recommends a vote “FOR” each of the Director candidates nominated by the Board in Proposal 1, a “3 YEAR” vote for the advisory vote on the frequency of future advisory votes on executive compensation in Proposal 4, and a vote “FOR” the approval of each of Proposals 2, 3, 5, 6, 7, 8, 9, 10, and 11.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Transhare Corporation, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares as described below. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

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Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by or at the direction of your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to vote your shares and to attend the Meeting as described below. Whether or not you plan to attend the Meeting, please vote prior to the Meeting as described below to ensure that your vote is counted.

How do I vote?

If you are a stockholder of record, you can vote in the following ways:

(1) Via the Internet. Use the internet to vote by going to the internet address listed on your proxy card; have your proxy card in hand as you will be prompted to enter your control number to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

(2) In person. You may vote at the Meeting by following the instructions when you log-in for the Meeting. Have your proxy card in hand as you will be prompted to enter your control number to vote at the Meeting.

(3) By Mail. You may vote by mail. If you are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If you hold shares beneficially in “street name,” you should follow the voting instructions provided by your bank, broker, or other nominee. If you hold your shares through a stockbroker, nominee, fiduciary or other custodian you may also be able to vote through a program provided through Continental Stock Transfer and Trust Company (“CST”) that offers Internet voting options. If your shares are held in an account at a brokerage firm or bank participating in the CST program, you are offered the opportunity to elect to vote via the Internet. Votes submitted via the Internet through the CST program must be received by 11:59 p.m. Eastern Time on the day before the Annual Meeting.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

●	sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date;
●	signing another proxy card with a later date and returning it before the polls close at the Meeting or voting online again at a later date; or
●	participating in the Meeting live via the internet and voting again.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you may need to instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in your name and you do not sign and return your proxy card or vote online, your shares will not be voted unless you vote at the Meeting. If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion on the ratification of the Company’s independent public accountant since such matter is a routine matter, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors, it is important that you cast your vote.

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How may I vote with respect to each proposal and how are votes counted?

Your voting options will be dependent on the particular proposal for which you wish to cast a vote.

●	With respect to Proposal 1 (the election of directors), you may vote “for” the director nominee or “withhold” authority to vote for the director nominee.
●

With respect to Proposal 2 (ratification of the Company’s independent public accountant), Proposal 3 (approval, on an advisory basis, of the executive compensation), Proposal 5 (to grant the Board the authority to fix the rights and preferences of the Company’s preferred stock, par value $0.001, by resolution from time to time), Proposal 6 (to establish the number of directors on the Company’s board of directors, and the procedures in the case of a vacancy of a director from the Board), Proposal 7 (approval of the Company’s election not to be governed by NRS 78.378 to 78.3793, inclusive, as so relates to acquisitions of controlling interests), Proposal 8 (approval of the Company’s election not to be governed by NRS 78.411 to 78.444, inclusive, as so relates to combinations with interested stockholders), Proposal 9 (approval of the Company to establish the liability of directors and officers of the Company for damages due to breach of fiduciary duty in the role as director or officer), Proposal 10 (approval of the Company to establish the Company’s duties of indemnification to indemnitees) and Proposal 11 (approval of the adoption of the Verde Resources, Inc. 2026 Equity Incentive Plan), you may vote “for” or “against” the proposal or you may “abstain” from casting a vote on such proposal.

●

With respect to Proposal 4 (approval, on an advisory basis, of the frequency of future advisory votes on executive compensation), you may vote 1 year, 2 years, or 3 years or you may “abstain” from casting a vote on such proposal.

What Constitutes a Quorum?

To carry on business at the 2026 Annual Meeting, we must have a quorum. The presence in person or by proxy of holders of record of a majority of the Voting Shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Meeting. Thus, holders of the Voting Shares representing at least 647,112,384 votes must be represented in person or by proxy at the 2026 Annual Meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the 2026 Annual Meeting. Abstentions, votes marked “withheld” and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Meeting. If a quorum should not be present, the Meeting may be adjourned until a quorum is obtained.

Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The election of the directors is “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on those proposals. The ratification of the appointment of the Company’s independent public accountant is a “routine” matter and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are not included in the tabulation of the voting results for any of the proposals and, therefore, do not affect these proposals. Abstentions are included for the purpose of determining whether a quorum has been reached.

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How many votes are required to elect a director?

Our Amended and Revised Bylaws provides the election of directors shall be decided by a majority of the votes cast at the Meeting by the holders of stock entitled to vote in the election; provided, however, that, if the Secretary determines that the number of nominees for director exceeds the number of directors to be elected, directors shall be elected by a plurality of the votes of the shares represented in person or by proxy at the Meeting held to elect directors and entitled to vote on such election of directors. For purposes of clarity, a majority of the votes cast means that the number of shares voted “for” a nominee must exceed the votes cast “against” such nominee’s election. If a nominee for director who is not an incumbent director does not receive a majority of the votes cast, the nominee shall not be elected.

How many votes are required to ratify the Company’s independent public accountants?

The affirmative vote of the majority of the votes cast at the Meeting by the holders of stock entitled to vote in the election is required to ratify J&S as our independent registered public accounting firm for the year ending June 30, 2026. Abstentions will have the effect of a vote against this proposal, but since this is a routine matter, brokers may vote at the Meeting on this proposal provided that they have not received instructions from a beneficial owner.

How many votes are required to approve the advisory vote on executive compensation?

The affirmative vote of the majority of the votes cast at the Meeting by the holders of stock entitled to vote in the election is required to approve the advisory vote on executive compensation.

How many votes are required to approve the advisory vote on the frequency of future advisory votes on executive compensation?

The affirmative vote of the majority of the votes cast at the Meeting by the holders of stock entitled to vote in the election is required to approve the advisory vote on the frequency of future advisory votes on executive compensation.

How many votes are required to grant the Board the authority to fix the rights and preferences of the Company’s preferred stock, par value $0.001, by resolution from time to time?

The affirmative vote of the majority of all outstanding voting shares entitled to vote in person or by proxy at the Meeting is required to grant the Board the authority to fix the rights and preferences of the Company’s preferred stock, par value $0.001, by resolution from time to time.

How many votes are required to establish the number of directors on the Company’s board of directors, and the procedures in the case of a vacancy of a director from the Board?

The affirmative vote of the majority of all outstanding voting shares entitled to vote in person or by proxy at the Meeting is required to establish the number of directors on the Company’s board of directors, and the procedures in the case of a vacancy of a director from the Board.

How many votes are required to approve the Company’s election not to be governed by NRS 78.378 to 78.3793, inclusive, as so relates to acquisitions of controlling interests?

The affirmative vote of the majority of all outstanding voting shares entitled to vote in person or by proxy at the Meeting is required to approve the Company’s election not to be governed by NRS 78.378 to 78.3793, inclusive, as so relates to acquisitions of controlling interests.

How many votes are required to approve the Company’s election not to be governed by NRS 78.411 to 78.444, inclusive, as so relates to combinations with interested stockholders?

The affirmative vote of the majority of all outstanding voting shares entitled to vote in person or by proxy at the Meeting is required to approve the Company’s election not to be governed by NRS 78.411 to 78.444, inclusive, as so relates to combinations with interested stockholders.

5

How many votes are required to approve the Company establishing the liability of directors and officers of the Company for damages due to breach of fiduciary duty in the role as director or officer?

The affirmative vote of the majority of all outstanding voting shares entitled to vote in person or by proxy at the Meeting is required to approve the Company to establish the liability of directors and officers of the Company for damages due to breach of fiduciary duty in the role as director or officer.

How many votes are required to approve the Company establishing the Company’s duties of indemnification to indemnitees?

The affirmative vote of the majority of all outstanding voting shares entitled to vote in person or by proxy at the Meeting is required to approve the Company to establish the Company’s duties of indemnification to indemnitees.

How many votes are required to approve the adoption of the Verde Resources, Inc. 2026 Equity Incentive Plan?

The affirmative vote of the majority of the votes cast at the Meeting by the holders of stock entitled to vote in the election is required to approve the adoption of the Verde Resources, Inc. 2026 Equity Incentive Plan.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for each of the director nominees, a “for” vote for the ratification of J&S as our independent registered public accounting firm for the year ending June 30, 2026, a “for” vote for the approval of the advisory vote on executive compensation, and a “3 Years” vote for the advisory vote on the frequency of future advisory votes on executive compensation. If a proposal comes up for a vote at the Meeting that is not on the proxy card, the proxy will vote according to his best judgment.

Do I have dissenters’ or appraisal rights?

No stockholders are entitled to appraisal rights in connection with the proposals at the Meeting under Nevada Law.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting and file a Current Report on Form 8-K announcing the voting results of the Meeting.

Who will bear the cost of soliciting votes for the Annual Meeting?

We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners for their reasonable expenses in forwarding solicitation material to such beneficial owners. We have engaged Lioness Consulting LLC as our proxy advisor. We do not intend to utilize a paid solicitation agent.

Who can help answer my questions?

You can contact our Chief of Staff, Ms. Hannah Bruehl, at (314) 530-9071 or by sending a letter to Ms. Bruehl at the offices of the Company at 8112 Maryland Ave, Suite 400, St. Louis, MO 63105, with any questions about proposals described in this Proxy Statement or how to execute your vote.

6

PROXY STATEMENT

INTRODUCTION

 2026 Annual Meeting of Stockholders

This Proxy Statement is being furnished to the holders of our Common Stock in connection with the solicitation of proxies for use at the 2026 Annual Meeting of Stockholders of the Company. The Meeting is to be held via live webcast on February 25, 2026, at 10:00 a.m., Eastern Time, and at any adjournment or adjournments thereof.

Record Date; Mailing Date

The Board has fixed the close of business on December 26, 2025, as the Record Date for the determination of stockholders entitled to notice of, and to vote and act at, the Meeting. Only stockholders of record at the close of business on that date are entitled to notice of, and to vote and act at, the Meeting. The Proxy Statement is first being mailed to stockholders of the Company on or about January 19, 2026.

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Principal Offices

The principal executive offices of the Company are located at 8112 Maryland Ave, Suite 400, St. Louis, MO 63105. The Company’s telephone number at such address is (314) 530-9071.

Information Concerning Solicitation and Voting

As of the Record Date, there were 1,294,224,767 outstanding shares of Common Stock. Each share of Common Stock is entitled to one vote on each matter to be voted on at the Meeting. Only holders of shares of Voting Stock on the Record Date will be entitled to vote at the Meeting. The presence in person or by proxy of holders of record of a majority of the Voting Shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Meeting. If a quorum should not be present, the Meeting may be adjourned until a quorum is obtained.

For purposes of Proposal 1, the director nominee receiving the highest number of affirmative votes cast at the Meeting will be elected. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a majority. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a majority.

For purposes of Proposal 2, the affirmative vote of the majority of the votes cast at the Meeting by the holders of stock entitled to vote in the election is required to ratify J&S as our independent registered public accounting firm for the year ending June 30, 2026. Abstentions will have the effect of a vote against this proposal, but since this is a routine matter, brokers may vote at the Meeting on this proposal provided that they have not received instructions from a beneficial owner.

For purposes of Proposal 3, the affirmative vote of the majority of the votes cast at the Meeting by the holders of stock entitled to vote in the election is required to approve the advisory vote on executive compensation.

For purposes of Proposal 4, the affirmative vote of the majority of the votes cast at the Meeting by the holders of stock entitled to vote in the election is required to approve the advisory vote on the frequency of future advisory votes on executive compensation.

For purposes of Proposal 5, the affirmative vote of the holders of a majority of all outstanding shares of common stock entitled to vote at the Meeting is required to grant the Board the authority to fix the rights and preferences of the Company’s preferred stock, par value $0.001, by resolution from time to time.

For purposes of Proposal 6, the affirmative vote of the holders of a majority of all outstanding shares of common stock entitled to vote at the Meeting is required to establish the number of directors on the Company’s board of directors, and the procedures in the case of a vacancy of a director from the Board.

For purposes of Proposal 7, the affirmative vote of the holders of a majority of all outstanding shares of common stock entitled to vote at the Meeting is required to approve the Company’s election not to be governed by NRS 78.378 to 78.3793, inclusive, as so relates to acquisitions of controlling interests.

For purposes of Proposal 8, the affirmative vote of the holders of a majority of all outstanding shares of common stock entitled to vote at the Meeting is required to approve the Company’s election not to be governed by NRS 78.411 to 78.444, inclusive, as so relates to combinations with interested stockholders.

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For purposes of Proposal 9, the affirmative vote of the holders of a majority of all outstanding shares of common stock entitled to vote at the Meeting is required to approve the Company to establish the liability of directors and officers of the Company for damages due to breach of fiduciary duty in the role as director or officer.

For purposes of Proposal 10, the affirmative vote of the holders of a majority of all outstanding shares of common stock entitled to vote at the Meeting is required to approve the Company to establish the Company’s duties of indemnification to indemnitees.

For purposes of Proposal 11, the affirmative vote of the majority of the votes cast at the Meeting by the holders of stock entitled to vote in the election is required to approve the adoption of the Verde Resources, Inc. 2026 Equity Incentive Plan.

Expenses

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges. We have engaged Lioness Consulting LLC as our proxy advisor. We do not intend to utilize a paid solicitation agent.

Revocability of proxies

Proxies given by stockholders of record for use at the Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF THE DIRECTOR NOMINEES AND EACH PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE DIRECTOR CANDIDATES NOMINATED BY THE BOARD IN PROPOSAL 1, A “3 YEAR” VOTE FOR THE ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION IN PROPOSAL 4, AND A VOTE “FOR” THE APPROVAL OF EACH OF PROPOSALS 2, 3, 5, 6, 7, 8, 9, 10, and 11 TO BE SUBMITTED AT THE MEETING BY THE BOARD.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our Amended and Revised Bylaws provide that the Board shall consist of seven members, and that any vacancies in the board of directors, whether caused by resignation, death, retirement, disqualification, removal, increase in the number of directors, or otherwise, may be filled for the remainder of the term by the board of directors, by the stockholders, or, if the directors in office constitute less than a quorum of the board of directors, by an affirmative vote of a majority of the remaining directors. A director elected in the case of a vacancy will hold office for the remaining term of his or her predecessor until his or her successor is elected and qualified.

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Our Board currently consists of four directors. Each of the director nominees identified below has confirmed that he is able and willing to serve as a director if elected. If any of the director nominees becomes unable or unwilling to serve, your proxy will be voted for the election of a substitute director nominee recommended by the current Board.

The Board has nominated Jack Wong, Eric Bava, Karl Strahl and Raymond Lee “Buzz” Powell (each of whom are incumbent directors of our Company) for election at the Annual Meeting, each to serve for a one-year term until the conclusion of the 2027 annual meeting of stockholders or until their successor is duly elected and qualified.

Please see “Directors and Executive Officers” below for more information, including the background and business experience of each director nominee.

Required Vote and Recommendation

The election of directors requires the affirmative (“FOR”) vote of a majority of votes cast by shares of our Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. The four director nominees receiving a majority of affirmative votes cast will be elected. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of each of the below director nominees. Any abstentions or broker non-votes are not counted as votes cast and will not affect the outcome of this proposal, although they will be counted for purposes of determining whether there is a quorum present.

OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF

MESSRS. JACK WONG, ERIC BAVA, KARL STRAHL AND RAYMOND LEE “BUZZ” POWELL

UNDER PROPOSAL ONE.

Directors and Executive Officers

Listed below are the names of the directors and executive officers of the Company, their ages as of the Record Date, and their positions held.

Name	Age	Position/Title
Jack Wong	42	Chairman of the Board and Chief Executive Officer
Sherina Chui	49	Chief Financial Officer
Eric Bava	45	Chief Operating Officer and Director
Jeremy P. Concannon	48	Chief Growth Officer
Karl Strahl	33	Director
Raymond Lee “Buzz” Powell	60	Director

____________

Jack Wong, age 42, has served as our Chief Executive Officer and director since October 1, 2022, and has served as our Chairman since October 23, 2025. Prior to joining our company, Mr. Wong was Chief Executive Officer of The Wision Project Sdn Bhd, a subsidiary of our company, since December 2020. Under his leadership, the division played an instrumental role in our strategic transition into the carbon sector. From 2008 to his joining The Wision Project Sdn Bhd in 2020, Mr. Wong was engaged in leadership roles for several businesses, including in the hospitality sector in Southeast Asia. Mr. Wong received his bachelor’s degree in business administration from Wichita State University in 2007. He also received a certificate in Life Cycle Assessment: Quantifying Environmental Impacts from the Massachusetts Institute of Technology in 2022.

Sherina Chui, age 49, brings over two decades of financial leadership experience spanning construction, industrial investments, and fast-moving consumer goods (FMCG). Ms. Chui has served as our Chief Financial Officer since May 2025. From March 2018 to March 2025, she served as a senior financial executive at Singbuild Construction Co., Ltd, a multinational company, where she led key initiatives in corporate restructuring, internal controls, and financial risk management. During her tenure, she was instrumental in driving financial stability, regulatory compliance, and operational improvements across multiple business units. Sherina has deep expertise in both International Financial Reporting Standards (IFRS) and U.S. GAAP, which will be critical as the Company scales its Net Zero Blueprint, expands U.S. operations, and licenses its technologies globally. Her strategic financial acumen and operational discipline will help reinforce the Company’s financial framework, ensure SEC compliance, and support long-term growth in an increasingly complex regulatory and market environment. Ms. Chui received her bachelor’s degree in accounting from RMIT University in 1998.

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Eric Bava, age 45, is a highly accomplished business leader with a proven track record across multiple industries. Mr. Bava has served as our Chief Operating Officer and director since October 2023. Prior to that, Mr. Bava served as Co-Founder and Chief Operating Officer of Plantwise from July 2020 to September 2023, where he applied his deep expertise in manufacturing and distribution to streamline operations and elevate customer service standards, preserving the integrity and reputation of the Plantwise product line. Prior to founding Plantwise, from 2010 to 2020 Mr. Bava held executive positions related to operations for several businesses, including in the alcohol and cannabis industries. Mr. Bava received his bachelor’s degree in business management from Ball State University in 2002.

Jeremy P. Concannon, age 48, has served as our Chief Growth Officer since August 2024. From 2012 to 2021, Jeremy served as President of Innovative Packaging Co., where he led a high-performing sales organization, recruited and onboarded top-tier talent, and implemented data-driven sales strategies that consistently delivered year-over-year growth and profitability. Following the acquisition, Jeremy took on the role of Executive Vice President of Sales & Marketing at 360 Pack from 2021 to 2024. There, he continued to demonstrate his expertise in scaling cohesive, results-driven teams and positioning businesses for sustained success. His leadership has consistently helped companies establish themselves as industry leaders through strategic growth and operational excellence. Mr. Concannon received his bachelor’s degree in business management from Loyola Marymount University in 2001.

Karl Strahl, age 33, has served on our Board since May 1, 2025, and is a respected executive in the biochar and carbon removal industry. He began his career at Tesla Solar in Albany, New York in 2016, where he developed a high-conversion passive sales strategy and earned multiple top sales awards. Since joining Oregon Biochar Solutions in 2018, Mr. Strahl has played a leading role in advancing the commercialization of biochar-based carbon credits in the United States. As Vice President of Sales & Marketing, he helped expand the company’s market reach across agriculture, environmental remediation, and sustainable building materials from 2018 to 2023. In 2023, he was promoted to Chief Operating Officer of Oregon Biochar Solutions, where he continues to drive strategic growth and innovation. Most recently, Mr. Strahl was instrumental in launching the world’s first insured biochar carbon removal credits in partnership with Oka, The Carbon Insurance Company, establishing a new benchmark for transparency and buyer assurance in the voluntary carbon market. Mr. Strahl also serves as a Board Member, Treasurer, and Standards Committee Member of the U.S. Biochar Coalition, a Washington, D.C.-based registered lobbying entity focused on policy advocacy, industry standards, and the promotion of pragmatic, biochar-based climate solutions nationwide. He received his bachelor’s degree in in Environmental Science from St. Lawrence University in 2016.

Dr. Raymond Lee “Buzz” Powell, age 60, has been a consultant to the Company regarding its national implementation since April 2024 and has been serving as a director since June 2025. He has worked in asphalt technology, construction, and research for more than 35 years. Since November 2023, Mr. Powell has been the Technical Director of the Asphalt Pavement Alliance where he is responsible for guiding research, technical initiatives, and industry collaboration. Mr. Powell has also held various positions at the National Center for Asphalt Technology (NCAT) at Auburn University, of which he has been a member since 1999, including Research Engineer, Assistant Director and Test Track Manager. Earlier in his career, Dr. Powell held various engineering roles at the Alabama Department of Transportation and worked as Principal Engineer at REGIS Engineering Solutions, Inc. Mr. Powell received a bachelor’s degree (1990), a master’s degree (1996) and a PhD (2006) in civil engineering from Auburn University. We believe that Dr. Powell is well qualified to serve as a member of our board of directors because of his extensive experience in asphalt pavement research, innovation, and industry collaboration.

Family Relationships

There are no family relationships between any of our directors, executive officers and proposed directors or executive officers.

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Certain Legal Proceedings

None of our directors or executive officers have been involved, in the past ten years and in a manner material to an evaluation of such director’s or officer’s ability or integrity to serve as a director or executive officer, in any of those “Certain Legal Proceedings” more fully detailed in Item 401(f) of Regulation S-K, which include but are not limited to, bankruptcies, criminal convictions and an adjudication finding that an individual violated federal or state securities laws.

Director Independence

We are currently undergoing the process to list our common stock on the Nasdaq Capital Market (the “Uplisting”). The Nasdaq Marketplace Rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq Marketplace Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act.

Under Rule 5605(a)(2) of the Nasdaq Marketplace Rules, a director will only qualify as an “independent director” if, in the opinion of our board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

Our board of directors has reviewed the composition of our board of directors and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our board of directors has determined that Dr. Raymond Lee Powell is an “independent director” as defined under Rule 5605(a)(2) of the Nasdaq Marketplace Rules. We are actively seeking additional independent director candidates in connection with the Uplisting in order to meet the requirements of the Nasdaq Marketplace Rules.

Committees of the Board of Directors

We have not yet established Compensation, Audit, and Nominations and Corporate Governance committees nor do we have an Audit Committee financial expert as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act. Currently, the functions of these committees are performed by our entire board of directors. We hope to establish these committees and appoint an Audit Committee financial expert in connection with the Uplisting.

Meetings of the Board and Committees

The Board held four formal meetings during the year ended June 30, 2025, and executed a total of twenty (20) unanimous written consents in lieu of meetings.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that during the fiscal year ended June 30, 2025, all reports applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner in accordance with Section 16(a) of the Exchange Act, except as set forth below:

●	Mr. Jack Wong filed a late Form 5 reporting his initial statement of beneficial ownership and five subsequent transactions.

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●	Mr. Eric Bava filed a late Form 5 reporting his initial statement of beneficial ownership and three subsequent transactions.
●	Ms. Sherina Chui filed a late Form 5 reporting her initial statement of beneficial ownership.
●	Mr. Jeremy P. Concannon filed a late Form 5 reporting his initial statement of beneficial ownership and one subsequent transaction.
●	Dr. Raymond Lee Powell filed a late Form 3.
●	Mr. Karl Strahl filed a late Form 5 reporting his initial statement of beneficial ownership and one subsequent transaction.

Director Nomination Process

As of June 30, 2025, we did not effect any material changes to the procedures by which our stockholders may recommend nominees to the board of directors. The Board does not have a policy with regards to the consideration of any Director candidates recommended by our stockholders. The Board has determined that it is in the best position to evaluate our company’s requirements as well as the qualifications of each candidate when the Board considers a nominee for a position on the board of directors.

Code of Ethics

We have adopted a corporate code of ethics applicable to all of our employees. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code. We will provide to any person, without charge and upon request, a copy of the code of ethics. Any such request must be made in writing to the Company at 8112 Maryland Ave, Suite 400, St. Louis, Missouri 63105.

Insider Trading Policy

Our board of directors adopted our Insider Trading Policy on October 23, 2025. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended June 30, 2025 and is incorporated herein by reference.

Board Leadership Structure

Our board of directors has the ability to select the officers of the Company, including a Chairman of the board of directors and a chief executive officer (which, if the Board so resolves, the Chairman shall be the Chief Executive Officer), in a manner that it considers to be in the best interests of our company at the time of selection. Currently, Jack Wong serves as our Chief Executive Officer and Chairman of the board of directors. We currently believe that this leadership structure is in our best interests. Additionally, one of our four members of our board of directors has been deemed to be “independent” by the board of directors. We are actively seeking additional independent director candidates in connection with the Uplisting in order to meet the requirements of the Nasdaq Marketplace Rules.

Our board of directors plays an active role overseeing the overall management of our risks. Our board reviews risks related to financial and operational items with our management and our independent registered public accounting firm. Our board of directors is in regular contact with our Chairman and Chief Executive Officer and Chief Financial Officer, who reports directly to our board of directors and who supervises day-to-day risk management.

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Role of Board in Risk Oversight Process

Our board of directors believes that risk management is an important part of establishing, updating and executing on our business strategy. Our board of directors has oversight responsibility relating to risks that could affect the corporate strategy, business objectives, compliance, operations, and the financial condition and performance of our company. Our board of directors focuses its oversight on the most significant risks facing us and on our processes to identify, prioritize, assess, manage and mitigate those risks. Our board of directors receives regular reports from members of our senior management on areas of material risk to us, including strategic, operational, financial, legal and regulatory risks. While our board of directors has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on us.

Certain Relationships and Related Party Transactions

The following are transactions from July 1, 2023 to date between us, and enterprises that directly or indirectly through one or more intermediaries, control or are controlled by, or are under common control with, (a) us, (b) our directors; (c) individuals owning, directly or indirectly, an interest in the voting power of the Company that gives them significant influence over the Company, and close members of any such individual’s family; (d) key management personnel, that is, those persons having authority and responsibility for planning, directing and controlling our activities of the Company, including senior management of companies and close members of such individuals’ families; and (e) enterprises in which a substantial interest in the voting power is owned, directly or indirectly, by any person described in (c) or (d) or over which such a person is able to exercise significant influence.

The following are the major related parties and their relationships with us:

	For the Years ended
	June 30,
	2025	2024
Related party transactions:
Sale of property:
Mr. Jack Wong (#1)	$857,500	$-
Settlement of debt by shares
BOC(#2)	$675,888	$-

Related party balances:
	June 30,
	2025	2024
Amount due to director
Mr. Jack Wong (#1)	$209,640	$4,188
Promissory notes issued to related party
BOC (#2)	$-	$591,170

(1)

Mr. Jack Wong is the Chairman of the Board and Chief Executive Officer of the Company effective October 1, 2022. Further, Jack Wong was re-elected Director of the Company by Waiver and Consent of Shareholders, effective March 30, 2024. This represents sale of the property located at 1138 Wildhorse Parkway Drive, Chesterfield, Missouri 63005 (“Property”) owned by Verde Renewables Inc (“VRI”), for a current market value of $857,500. A gain on disposal of $161,156 was recognized as a result of this transaction.

(2)

Borneo Oil Corporation Sdn. Bhd. (“BOC”) is a wholly owned subsidiary of Borneo Oil Berhad (“BOB”) (holding 13.4% of the Company’s issued and outstanding Common Stock as of June 30, 2025). On March 13, 2023, the Company and its former indirect wholly-owned subsidiary Champmark Sdn Bhd (“CSB”) entered into a Settlement of Debts Agreement (the “SDA Agreement”) for the settlement in full of CSB’s account payable to a related party, BOC by way of the issuance of a two year term promissory note with the principal amount of $675,888, and bearing 2% coupon interest. This promissory note was repayable by May 12, 2025, either in cash or by the issuance of the Company’s restricted Common Stock at a price of $0.07 per share at the discretion of the holder. A total of 9,655,542 shares of the Company’s restricted Common Stock were issued on August 16, 2024, to BOB, the appointed nominee of the creditor, to settle in full the total of $675,888 of CSB’s account payable to the creditor.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following summary compensation table sets forth the aggregate compensation we paid or accrued during the fiscal years ended June 30, 2025 and 2024 to our named executive officers.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Jack Wong (1)
CEO, and Director	2025	357,075	1,250,000	0	0	0	0	0	1,607,075
President, CEO, and Director	2024	287,650	0	0	0	0	0	0	287,650

Eric Bava (2)
COO, and Director	2025	167,554	0	90,433	0	0	0	0	257,987
COO	2024	90,923	0	135,679	0	0	0	0	226,602

Jeremy P. Concannon (3)
Chief Gr-owth Officer	2025	53,538	0	334,160	0	0	0	0	387,698
--	2024	0	0	0	0	0	0	0	0

______________

(1)

Mr. Jack Wong was appointed President and Chief Executive Officer on October 1, 2022, and resigned as President on September 12, 2023. He was also appointed as Director on March 30, 2023, and Chairman of the Board of Directors on September 12, 2023. Subsequently, on January 23, 2024, Jack Wong stepped down from his position as Chairman of the Board. By Waiver and Consent of Shareholders, Jack Wong was re-elected as our Director, effective March 30, 2024, and was appointed our Chairman on October 23, 2025. Mr. Wong was paid a total salary of $357,075 and $287,650 for the years ended June 30, 2025, and 2024 respectively. A special bonus of $1.25 million was awarded in fiscal year 2025 in recognition of Mr. Jack Wong’s contributions in transforming us into a pioneer in the Net Zero building materials and carbon removal industry. Although we previously agreed to provide Mr. Wong with employee stock options, no stock options were granted to him during fiscal year 2025 or fiscal year 2024. As such, no amounts are reported in the “Option Awards” column for those years. Mr. Wong does not receive compensation for his service as a member of the Board.

(2)

Mr. Eric Bava was appointed our Chief Operating Officer on October 1, 2023. Mr. Bava was appointed as a member of the Board effective December 26, 2024. Mr. Bava was paid a total salary of $167,554 and $90,923 for the years ended June 30, 2025, and 2024 respectively. On August 30, 2024, we issued 670,000 of our restricted shares of common stock to Mr. Bava as part of his compensation pursuant to the Bava Agreement (discussed below) for his first year’s service to us. The fair value of 670,000 shares was $181,235 which calculated based on stock price of $0.2705 per share on August 30, 2024 (date of final board approval and grant date) and is being amortized over the service period from October 1, 2023 to September 30, 2024. During the year ended June 30, 2025, and 2024 we charged $90,433 and $135,679 respectively to selling, general and administrative expenses as salary expenses, respectively. Mr. Bava does not receive compensation for his service as a member of the Board. See the section entitled “Employment Agreements” below for additional details.

(3)

Mr. Jeremy P. Concannon was appointed as our Chief Growth Officer (“CGO”) on August 1, 2024. Mr. Jeremy P. Concannon was paid a total salary of $53,538 and $0 for the years ended June 30, 2025, and 2024 respectively. On August 30, 2024, we issued 1,350,000 of our restricted shares of common stock to Mr. Jeremy P. Concanon, as part of the compensation package in the Concannon Agreement (described below) that we entered into with Mr. Jeremy P. Concanon on July 31, 2024. The fair value of the first 1,350,000 shares was $365,175, calculated based on stock price of $0.2705 per share on August 30, 2024 (date of final board approval and grant date), and is being amortized over the requisite service period. During the year ended June 30, 2025, we charged $334,160 to selling, general and administrative expenses as salary expenses. The second tranche of 1,350,000 shares of our common stock due to be issued to Mr. Concannon on August 31, 2025, under the terms of his services agreement (discussed below), has not been issued as of the date of this Annual Report.

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Employment Agreements

Jack Wong

On September 30, 2022, we entered in an offer letter with Mr. Jack Wong (the “Wong Offer Letter”) to serve as our Chief Executive Officer and President, beginning on October 1, 2022 for a period of five years, subject to further extension by us. We agreed to pay Mr. Wong an annual base salary of $287,650 as well as to provide Mr. Wong with the use of an executive vehicle, the potential for employee stock options, and reimbursement of all expenses incurred by Mr. Wong while performing work for us. The Wong Offer Letter further provides for Mr. Wong to be entitled to personal accident and medical insurance and thirty days of annual leave after one full year of service to us, and subjects Mr. Wong to confidentiality and non-compete covenants. Either we or Mr. Wong may terminate the agreement upon three months’ prior written notice or three months’ pay in lieu of notice.

Eric Bava

On October 1, 2023, we entered into an Employment Agreement with Mr. Eric Bava (the “Bava Agreement”) to serve as our Chief Operating Officer, beginning on the same date. We agreed to pay Mr. Bava an initial annual base salary of $120,000, payable monthly, and subject to increase in accordance with the following schedule:

Annual Base Salary	Time Period
$120,000 ($10,000 per month)	October 2023—June 2024
$150,000 ($12,500 per month)	July 2024—March 2025
$180,000 ($15,000 per month)	April 2025—March 2026
$210,000 ($17,500 per month)	April 2026—October 2027

Mr. Bava is additionally eligible to receive additional annual compensation in the form of 670,000 shares of our common stock, subject to approval by our Board, as well as fifteen days of annual leave beginning after once a full year of service to us has been completed. The Bava Agreement further provides that Mr. Bava may take up other forms of employment during the term of the Bava Agreement, provided that such other employment is not involved in any commercial interests or businesses that may constitute a conflict of interest with his employment by us. The Bava Agreement shall terminate on September 30, 2027, subject to renewal by Mr. Bava and us. We or Mr. Bava may terminate the Bava Agreement upon sixty days’ prior notice.

On May 1, 2025, we entered into an addendum to the Bava Agreement with Mr. Bava (the “Bava Addendum”), effective as of October 1, 2024. Under the terms of the Bava Addendum, Mr. Bava’s equity compensation was adjusted from the issuance of 670,000 shares of our common stock annually to the issuance of $60,000 worth of shares of our common stock annually, with the number of shares to be determined based upon the fair market value of our common stock on the grant date each year.

Jeremy P. Concannon

On July 29, 2024, we entered into an Employment Agreement with Mr. Jeremy P. Concannon (the “Concannon Agreement”) to serve as our Chief Growth Officer, beginning on the August 1, 2024. We agreed to pay Mr. Concannon an annual base salary of $60,000, payable monthly, as well as to reimburse Mr. Concannon for any reasonable travel expenses incurred in the course of his service to us, subject to prior written approval. The Concannon Agreement further provides that Mr. Concannon may take up other forms of employment during the term of the Concannon Agreement, provided that such other employment is not involved in any commercial interests or businesses that may constitute a conflict of interest with his employment by us. The Concannon Agreement shall terminate on September 30, 2027, subject to renewal by Mr. Concannon and us. We or Mr. Concannon may terminate the Concannon Agreement upon sixty days’ prior notice. The Concannon Agreement was terminated by mutual agreement between the parties on August 31, 2025.

On July 31, 2024, we entered into a Services Agreement with Mr. Concannon (the “Second Concannon Agreement”) related to his service as our Chief Growth Officer. In exchange for the services provided under the Second Concannon Agreement, we agreed to issue Mr. Concannon three tranches of 1,350,000 shares of our common stock each, with the first tranche issued on August 31, 2024, the second tranche on August 31, 2025, and the final tranche on August 31, 2026. The Second Concannon Agreement further provides that Mr. Concannon is prohibited from engaging in any commercial interests or businesses that may constitute a conflict of interest or be detrimental to our interests, and that Mr. Concannon shall be entitled to reimbursement of reasonable travel expenses. The Second Concannon Agreement shall terminate on September 30, 2027, subject to renewal by Mr. Concannon and us. We or Mr. Concannon may terminate the Second Concannon Agreement upon sixty days’ prior notice. On September 27, 2024, we entered into an addendum to the Second Concannon Agreement with Mr. Concannon to clarify the periods of service for which each tranche of shares would be issued as compensation.

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Employee Benefit Plans

Equity Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock may be granted at the discretion of the Board or a committee thereof.

Compensation Recovery Policy

On October 23, 2025, our Board adopted a policy (commonly known as a “clawback” policy) which provides for the recovery of erroneously awarded incentive compensation to certain of our officers in the event that we are required to prepare an accounting restatement due to material noncompliance by us with any financial reporting requirements under the federal securities laws. This policy is designed to comply with Section 10D of the Securities Exchange Act of 1934, as amended, related rules and the listing standards of Nasdaq Stock Market or any other securities exchange on which our shares are listed in the future. The policy is administered by Board or, if so designated by the Board, a committee thereof. Any determinations made by the Board shall be final and binding on all affected individuals.

Limitation of Liability and Indemnification Matters

Our directors and officers are indemnified as provided by Nevada corporate law and our Amended and Revised Bylaws. We have agreed to indemnify each of our directors and certain officers against certain liabilities, including liabilities under the Securities Act.

Our Amended and Revised Bylaws provide that we will indemnify our directors, executive officers, other officers and employees and other agents to the fullest extent permitted by law. Our Amended and Revised Bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in this capacity.

The limitation of liability and indemnification provisions in our Amended and Revised Bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

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Director Compensation

The following table sets forth the aggregate compensation paid to our non-employee director for the fiscal year ended June 30, 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Karl Strahl(1)	$-	5,534	-	-	-	-	$5,534

____________

(1)

Mr. Strahl was appointed as a member of the Board on May 1, 2025. On June 1, 2025, the Company issued 350,000 of the Company’s restricted shares of Common Stock to Karl Strahl, as part of the compensation package in the Director Appointment Agreement that the Company entered into with Karl Strahl on May 1, 2025. The fair value of 350,000 shares was $33,110 which was calculated based on stock price of $0.0946 per share on June 1, 2025 (date of final board approval and grant date), and is being amortized over the requisite service period from May 1, 2025 to April 30, 2026. During the year ended June 30, 2025, the Company charged $5,534 to selling, general and administrative expenses as Director’s fee.

Karl Strahl

Mr. Strahl was appointed as a member of the Board on May 1, 2025. On the day of his appointment, we entered into a formal Agreement with Mr. Strahl for his service as a member of our Board. We agreed to pay Mr. Strahl pro-rated annual compensation of $35,000 payable in shares of our Common Stock, with such issuance to occur within 60 days of May 1, 2025.

Dr. Raymond Powell

For his services to the Company as a consultant, we entered into a services agreement with Dr. Powell on April 20, 2024 (the “Powell Agreement”), pursuant to which Dr. Powell provides technical guidance on the development, validation, and large-scale implementation of our biochar-integrated asphalt technologies, helping our innovations meet rigorous performance and sustainability standards. Under the Powell Agreement, Dr. Powell receives compensation for the services provided in the form of shares of our Common Stock, to be issued in three tranches of one million shares each, with the first tranche issued on July 31, 2024, the second tranche on October 31, 2025, and the final tranche on October 31, 2026. The Powell Agreement additionally provides for reimbursement of certain travel expenses and a minimum time commitment of 32 hours per month to fulfill the agreed to services. The Powell Agreement terminates on the earlier of sixty (60) days’ advanced notice by either party and April 30, 2027, and additionally contains customary provisions regarding non-competition and non-disclosure.

Dr. Powell does not receive any compensation for his service to the Company as an independent director.

Outstanding Equity Awards at Fiscal Year-End

None.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We currently grant equity awards to our employees at the discretion of the Board. We do not have a written policy regarding the timing of equity awards, but we do not grant equity awards in anticipation of the release of material nonpublic information, nor do we time the release of material nonpublic information based on equity award grant dates.

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BOARD OF DIRECTORS AUDIT REPORT

The following Board of Directors Audit Report (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Report by reference therein.

The Board reviewed and discussed with management and J&S, our independent registered public accounting firm, the audited consolidated financial statements in the Verde Resources, Inc. Annual Report on Form 10-K for the year ended June 30, 2025 (filed with the SEC on October 23, 2025). The board also discussed with J&S those matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301.

J&S also provided the board with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent auditor’s communication with the board concerning independence. The board has discussed with the registered public accounting firm their independence from our Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, including as set forth above, the Board determined that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2025 (filed with the SEC on October 23, 2025).

RESPECTFULLY SUBMITTED, Jack Wong, Chairman of the Board Eric Bava Karl Strahl Dr. Raymond Lee Powell

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE

COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2026

Our Board appointed the firm of J&S Associate PLT to serve as our registered public accounting firm for our fiscal year ended June 30, 2026.

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, we are submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders. If the appointment is not ratified, the Board will consider its options.

Our Board retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Board consults with management and our independent registered public accounting firm regarding the preparation of financial statements and generally oversees the relationship of the independent registered public accounting firm with our Company. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of the our accounting principles, and such other matters as are required to be discussed with the Board or an audit committee under generally accepted auditing standards.

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It is not the duty of the Board to determine that our financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and our independent registered public accounting firm. The Board have relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles; and (2) the report of our independent registered public accounting firm with respect to such financial statements.

We do not expect representatives of J&S to be available to respond to questions from stockholders. A representative of J&S will be present at the Meeting but will not make any statements or have availability to respond to questions.

Audit Fees

The aggregate fees billed for the most recently completed fiscal year ended June 30, 2025, and 2024 for professional services rendered by the principal accountant for the audit of our annual financial statements on Form 10-K, and review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended June 30, 2025	Year Ended June 30, 2024
Audit Fees (1)	$67,742	$49,382
Audit Related Fees (2)	$35,000	$-
Tax Fees (3)	$-	$-
All Other Fees (4)	$-	$-
Total	$102,742	$49,382

_____________

(1)

Audit fees consist of fees incurred for professional services rendered for the audit of our financial statements, for reviews of our interim financial statements included in our quarterly reports on Form 10-Q and for services that are normally provided in connection with statutory or regulatory filings or engagements.

(2)

Audit-related fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our financial statements, but are not reported under “Audit fees.”

(3)	Tax fees consist of fees billed for professional services relating to tax compliance only.

(4)	All other fees consist of fees billed for all other services.

Our Board pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the Board either before or after the respective services were rendered.

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Our Board has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE BOARD OF

DIRECTORS APPROVAL OF THE APPOINTMENT OF J&S ASSOCIATE PLT AS THE

COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING

JUNE 30, 2026.

PROPOSAL 3

APPROVAL, ON AN ADVISORY BASIS, OF THE EXECUTIVE COMPENSATION OF THE

COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, and Section 14A of the Exchange Act, enables stockholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our executive officers as disclosed in this Proxy Statement in accordance with applicable SEC rules. This vote, commonly known as a “say-on-pay” vote, provides stockholders with the opportunity to express their views on our executive officers’ compensation. The vote is not intended to address any specific item of our executive compensation, but rather the overall compensation of our executive officers and the related policies and practices described in this Proxy Statement.

This Proposal 3 is as follows:

“Resolved, that the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402(m) – (q) of Regulation S-K, and as described in the Company’s proxy statement for the 2026 Annual Meeting of Stockholders, including the various compensation tables and the related narrative disclosures, is hereby APPROVED.”

The say-on-pay vote is advisory, and, therefore, not binding on the Company or the Board. Our Board values the opinions of our stockholders and to the extent there is any significant vote against the executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and evaluate whether any actions are necessary to address those concerns. The Company currently intends to hold a say-on-pay vote on a triannual basis hereafter.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL 4

APPROVAL OF THE ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

As described in Proposal No. 3, above, the stockholders are being provided the opportunity to cast an advisory vote on the fiscal 2025 compensation of the Named Executive Officers. Under the Dodd-Frank Act, the Company is required to conduct an additional stockholder advisory vote every six years regarding the frequency of future say-on-pay votes by our stockholders.

The Board believes that conducting say-on-pay votes every 3 years (as opposed to every year or every 2 years) is appropriate for, and in the best interests of, the Company and its stockholders, in order to provide stockholders with the opportunity to give regular and direct feedback on our executive compensation programs. The say-on-pay frequency vote is advisory, and, therefore, not binding on the Company or the Board, but the Board values the opinions of our stockholders and will take the results of the vote into account in determining the frequency of future say-on-pay votes.

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You may cast your vote on your preferred voting frequency by choosing the option of 1 year, 2 years or 3 years, or abstain from voting when you indicate your preference.

THE BOARD RECOMMENDS A VOTE OF “3 YEARS” FOR THE FREQUENCY OF THE STOCKHOLDER VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

PROPOSAL 5

APPROVAL TO GRANT THE BOARD OF DIRECTORS THE AUTHORITY TO FIX THE RIGHTS AND PREFERENCES OF THE COMPANY’S PREFERRED STOCK, PAR VALUE $0.001, BY RESOLUTION FROM TIME TO TIME, AS PROVIDED FOR IN THE COMPANY’S PROPOSED AMENDED AND RESTATED ARTICLES OF INCORPORATION

General

On January 2, 2026, our Board unanimously adopted a resolution approving the amendment and restatement of our Amended Articles of Incorporation currently in effect (the “Articles”) to, among other things, (i) grant  the Board authority to fix the rights and preferences of our preferred stock, par value $0.001, by resolution from time to time (the “Blank Check Preferred Stock”), (ii) establish the number of directors on the our Board, and the procedures in the case of a vacancy of a director from the Board, (iii) confirm our election not to be governed by NRS 78.378 to 78.3793, inclusive, as so relates to acquisitions of controlling interests, (iv) confirm our election not to be governed by NRS 78.411 to 78.444, inclusive, as so relates to combinations with interested stockholders, (v) establish the liability of directors and officers of the Company for damages due to breach of fiduciary duty in the role as director or officer, and (vi) establish our duties of indemnification to indemnitees, all as set forth in the Second Amended and Restated Certificate of Incorporation (the “Amended and Restated Articles”).

The full text of the proposed Amended and Restated Articles is attached to this proxy statement as Appendix A. However, the text of the proposed Amended and Restated Articles is subject to revision to include such changes as may be required by the Secretary of State of the State of Nevada and as our Board deems necessary and advisable to affect the proposed amendment and restatement of our Articles.

We are asking for the approval of each proposed provision found in the Amended and Restated Articles by our stockholders, the details of each such provisions can be found in Proposals 5, 6, 7, 8, 9, and 10 in this proxy. For any provision which is not approved, we will exclude such provision from our Amended and Restated Articles until such time as the stockholders have approved such provision for inclusion. If all of the provisions are approved by our stockholders, we intend to file the Amended and Restated Articles with the Secretary of State of Nevada as soon as practicable following the Annual Meeting, and the Amended and Restated Articles will be effective upon filing.

The Blank Check Preferred Stock

Purpose of the Blank Check Preferred Stock

Our Articles currently have 50,000,000 shares of preferred stock authorized, of which none are issued and outstanding. Our Board has determined that it is advisable to amend the Articles to allow the Board the right to determine the rights and preferences of the preferred stock in its discretion to provide flexibility with its capital raising efforts.

The Board believes that the Blank Check Preferred Stock will provide maximum financial and strategic flexibility with respect to future financing transactions. The Board believes that having Blank Check Preferred stock will be attractive for investors and could be used as a means of raising capital, where the terms of those securities being negotiated and tailored to meet the needs of both investors and the Company.

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If the stockholders do not approve this proposal, we will continue to have 50,000,000 authorized shares of preferred stock, however the Board will not be able to establish the number of shares to be included in each such series and issue the additional shares of authorized preferred stock with such designations, preferences and relative, participating, optional, conversion or other special rights (if any) of such series and the qualifications, limitations or restrictions (if any) thereof, without stockholder approval. This could adversely impact our ability to raise necessary funds to meet stock exchange listing requirements, or to operate and continue business and to pursue opportunities in which shares of our preferred stock could be issued that our Board may determine would otherwise be in the best interest of the Company and our stockholders, including financing and strategic transaction opportunities.

Rights of Blank Check Preferred Stock

The proposed Blank Check Preferred Stock will not have any effect on the par value per share of our preferred stock. However, the creation of a series of preferred stock and issuance of such shares of preferred stock will affect holders of our common stock. The Company currently only has one class of common stock issued and outstanding. All of the holders of common stock have the same rights.

If this Proposal is approved, the Board could issue up to a total of 50,000,000 shares of preferred stock in one or more series. The Board would be able to establish the number of shares to be included in each such series and issue the additional shares of authorized preferred stock with such designations, preferences and relative, participating, optional, conversion or other special rights (if any) of such series and the qualifications, limitations or restrictions (if any) thereof, as the Board may in the future establish by resolution(s). No vote of the holders of our common stock or preferred stock would be required for the creation or issuance of a series of preferred stock, unless otherwise expressly required by the Articles, the preferred stock designation creating any series of preferred Stock, or to the extent required by the Nevada Revised Statutes or applicable stock exchange rules (“Required Approval”). The Board could authorize the issuance of preferred stock with voting or conversion rights that could dilute the voting power or rights of the holders of common stock. In addition, the issuance of preferred stock could, among other things, have the effect of delaying, deferring or preventing a change in control of the Company and might harm the market price of our common stock.

As discussed above, if this Proposal is approved by the stockholders, the Board will have the power and discretion to specify the rights, preferences and restrictions of series of preferred stock, subject to any Required Approval. Such rights associated with the preferred stock will not be identical to the rights associated with our common stock. If our Board issues shares of preferred stock, existing stockholders of common stock will not have any preferential rights to purchase any newly authorized shares of preferred stock solely by virtue of their ownership of shares of our common stock. In addition, the rights of holders of preferred shares may be superior to the rights of holders of our common stock. Holders of preferred stock will be entitled to receive, when, as, and if declared by our Board, the dividends, whether cash or in-kind or in shares of additional securities of the Company, at the rates and on the dates established by such series of preferred stock. Dividend rates may be fixed or variable or both. Different series of preferred stock may be entitled to dividends at different dividend rates or based upon different methods of determination. The Board could authorize the issuance of preferred stock with voting or conversion rights that are superior to the rights of holders of common stock and issuance of such preferred stock could dilute the voting power or rights of the holders of common stock. The particular terms of any series of preferred stock may among others terms include the following which is not an exhaustive list:

●	The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

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●	Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;
●	The amount payable upon shares in the event of voluntary or involuntary liquidation;
●	The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion; and
●	Voting powers, if any.

Impact on Holders of Common Stock

While the ability of the Board to issue shares of Blank Check Preferred Stock cannot be precisely determined unless and until the Board designates the rights, privileges, and preferences to attach to some or all of the authorized shares of Blank Check Preferred stock, it is likely that any series of preferred stock so designated will have one or more material features that are superior to our shares of Common Stock. As discussed above, the Board could authorize the issuance of preferred stock with voting or conversion rights that are superior to the rights of holders of Common Stock and issuance of such preferred stock could dilute the voting power or rights of the holders of Common Stock. However, there are currently no agreements of the Company pursuant to which the Board would authorize and issue preferred stock and there are not currently any plans, discussions or negotiations to do so.

Other Effects

Due to potential volatility of our Common Stock, the Board has discussed various measures that we can take, including a stockholder rights plan and the use of Blank Check Preferred Stock, to deal with potential threats of hostile takeovers. However, this Proposal was not made with the purpose or intention of using such shares for anti-takeover purposes, such as to oppose a hostile takeover attempt or to delay or prevent a change in control of the Company that our Board does not support, however we could use the Blank Check Preferred Stock for such purpose. Although the Amendment Proposal has not been prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that this Proposal could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which stockholders of the Company might otherwise receive a premium for their shares over then current market prices. However, the Board has a fiduciary duty to act in the best interests of the Company’s stockholders at all times.

Although the Amendment Proposal is not motivated by anti-takeover concerns and is not considered by our Board to be an anti-takeover measure, the availability of additional authorized shares of preferred stock could enable the Board to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of the Company more difficult or time-consuming. For example, shares of preferred stock could be issued to purchasers who might side with management in opposing a takeover bid that the Board determines is not in the best interests of our stockholders, thus diluting the ownership and voting rights of the person seeking to obtain control of the Company. Such shares of preferred stock could also be granted super-voting rights that could further inhibit the ability of a person seeking to obtain control of the Company. In certain circumstances, the issuance of preferred stock without further action by the stockholders may have the effect of delaying or preventing a change in control of the Company, may discourage bids for our Common Stock at a premium over the prevailing market price and may adversely affect the market price of our Common Stock. As a result, the issuance of preferred stock could render more difficult and less likely a hostile takeover of the Company by a third-party, or a tender offer or proxy contest, assumption of control by a holder of a large block of our stock, and the possible removal of our incumbent management. We are not aware of any proposed attempt to take over the Company or of any present attempt to acquire a large block of our Common Stock. We do not have any present intention to use the issuance of preferred stock as an anti-takeover mechanism.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL TO GRANT THE BOARD OF DIRECTORS THE AUTHORITY TO FIX THE RIGHTS AND PREFERENCES OF THE COMPANY’S PREFERRED STOCK, PAR VALUE $0.001, BY RESOLUTION FROM TIME TO TIME, AS PROVIDED FOR IN THE COMPANY’S PROPOSED AMENDED AND RESTATED ARTICLES OF INCORPORATION.

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PROPOSAL 6

APPROVAL TO ESTABLISH THE NUMBER OF DIRECTORS ON THE COMPANY’S BOARD OF DIRECTORS, AND THE PROCEDURES IN THE CASE OF A VACANCY OF A DIRECTOR FROM THE BOARD, AS PROVIDED IN THE AMENDED AND RESTATED ARTICLES

General

On January 2, 2026, our Board unanimously adopted a resolution approving the amendment and restatement of our the Articles to, among other things, (i) grant  the Board authority to fix the rights and preferences of our the Blank Check  Preferred Stock, (ii) establish the number of directors on our Board of Directors, and the procedures in the case of a vacancy of a director from the Board, (iii) confirm our election not to be governed by NRS 78.378 to 78.3793, inclusive, as so relates to acquisitions of controlling interests, (iv) confirm our election not to be governed by NRS 78.411 to 78.444, inclusive, as so relates to combinations with interested stockholders, (v) establish the liability of directors and officers of the Company for damages due to breach of fiduciary duty in the role as director or officer, and (vi) establish our duties of indemnification to indemnitees, all as set forth in the Amended and Restated Articles.

The full text of the proposed Amended and Restated Articles is attached to this proxy statement as Appendix A. However, the text of the proposed Amended and Restated Articles is subject to revision to include such changes as may be required by the Secretary of State of the State of Nevada and as our Board deems necessary and advisable to affect the proposed amendment and restatement of our Articles.

We are asking for the approval of each proposed provision found in the Amended and Restated Articles by our stockholders, the details of each such provisions can be found in Proposals 5, 6, 7, 8, 9, and 10 in this proxy. For any provision which is not approved, we will exclude such provision from our Amended and Restated Articles until such time as the stockholders have approved such provision for inclusion. If all of the provisions are approved by our stockholders, we intend to file the Amended and Restated Articles with the Secretary of State of Nevada as soon as practicable following the Annual Meeting, and the Amended and Restated Articles will be effective upon filing.

Board of Directors

While we currently have established a fulsome list of the rights and privileges of our Board within our Amended and Revised Bylaws, we also believe prudent that the allowance for and concept of the Board, including the minimum and maximum number of directors and procedures in the case of vacancies on the Board, be established within the our articles of incorporation, with expanded rights and privileges established in our Amended and Revised Bylaws, as we believe is considered a best practice among publicly listed companies similarly situated to us.

As this is only for the purpose of permitting the establishment of a board of directors at the level of the articles of incorporation, which has already previously been established in our Amended and Revised Bylaws, our Board does not believe this addition to the Amended and Restated Articles will have any change for our stockholders.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL TO ESTABLISH THE NUMBER OF DIRECTORS ON THE COMPANY’S BOARD OF DIRECTORS, AND THE PROCEDURES IN THE CASE OF A VACANCY OF A DIRECTOR FROM THE BOARD, AS PROVIDED FOR IN THE AMENDED AND RESTATED ARTICLES.

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PROPOSAL 7

APPROVAL OF THE COMPANY’S ELECTION NOT TO BE GOVERNED BY NRS 78.378 TO 78.3793, INCLUSIVE, AS SO RELATES TO ACQUISITIONS OF CONTROLLING INTERESTS, AS PROVIDED FOR IN THE AMENDED AND RESTATED ARTICLES

General

On January 2, 2026, our Board unanimously adopted a resolution approving the amendment and restatement of the Articles to, among other things, (i) grant  the Board authority to fix the rights and preferences of our Blank Check  Preferred Stock, (ii) establish the number of directors on our board of directors, and the procedures in the case of a vacancy of a director from the Board, (iii) confirm our election not to be governed by NRS 78.378 to 78.3793, inclusive, as so relates to acquisitions of controlling interests, (iv) confirm our election not to be governed by NRS 78.411 to 78.444, inclusive, as so relates to combinations with interested stockholders, (v) establish the liability of directors and officers of the Company for damages due to breach of fiduciary duty in the role as director or officer, and (vi) establish our duties of indemnification to indemnitees, all as set forth in the Amended and Restated Articles.

The full text of the proposed Amended and Restated Articles is attached to this proxy statement as Appendix A. However, the text of the proposed Amended and Restated Articles is subject to revision to include such changes as may be required by the Secretary of State of the State of Nevada and as our Board deems necessary and advisable to affect the proposed amendment and restatement of our Articles.

We are asking for the approval of each proposed provision found in the Amended and Restated Articles by our stockholders, the details of each such provisions can be found in Proposals 5, 6, 7, 8, 9, and 10 in this proxy. For any provision which is not approved, we will exclude such provision from our Amended and Restated Articles until such time as the stockholders have approved such provision for inclusion. If all of the provisions are approved by our stockholders, we intend to file the Amended and Restated Articles with the Secretary of State of Nevada as soon as practicable following the Annual Meeting, and the Amended and Restated Articles will be effective upon filing.

Control Shares

Nevada law seeks to impede “unfriendly” corporate takeovers by providing in Sections 78.378 to 78.3793 of the NRS, commonly referred to as the “Control Share Act”, that an “acquiring person” shall only obtain voting rights in the “control shares” purchased by such person to the extent approved by the other stockholders at a meeting. With certain exceptions, an acquiring person is one who acquires or offers to acquire a “controlling interest” in the corporation, defined as one-fifth or more of the voting power. Control shares include not only shares acquired or offered to be acquired in connection with the acquisition of a controlling interest, but also all shares acquired by the acquiring person within the preceding 90 days. These provisions of the Control Share Act may discourage companies or persons interested in acquiring a significant interest in or control of us, regardless of whether such acquisition may be in the interest of our stockholders.

A Nevada corporation may elect to opt out of the provisions of Sections 78.378 to 78.3793 of the NRS. As the Company does not believe it is in the best interests of stockholders for the Company to be subject to the Control Share Act for the reasons as described above, the Company will elect in the Amended and Restated Articles not to be governed by NRS 78.378 to 78.3793, inclusive.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPANY’S ELECTION NOT TO BE GOVERNED BY NRS 78.378 TO 78.3793, INCLUSIVE, AS SO RELATES TO ACQUISITIONS OF CONTROLLING INTERESTS, AS PROVIDED FOR IN THE AMENDED AND RESTATED ARTICLES.

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PROPOSAL 8

APPROVAL OF THE COMPANY’S ELECTION NOT TO BE GOVERNED BY NRS 78.411 TO 78.444, INCLUSIVE, AS SO RELATES TO COMBINATIONS WITH INTERESTED STOCKHOLDERS, AS PROVIDED FOR IN THE AMENDED AND RESTATED ARTICLES

General

On January 2, 2026, our Board unanimously adopted a resolution approving the amendment and restatement of the Articles to, among other things, (i) grant  the Board authority to fix the rights and preferences of our Blank Check  Preferred Stock, (ii) establish the number of directors on our board of directors, and the procedures in the case of a vacancy of a director from the Board, (iii) confirm our election not to be governed by NRS 78.378 to 78.3793, inclusive, as so relates to acquisitions of controlling interests, (iv) confirm our election not to be governed by NRS 78.411 to 78.444, inclusive, as so relates to combinations with interested stockholders, (v) establish the liability of directors and officers of the Company for damages due to breach of fiduciary duty in the role as director or officer, and (vi) establish our duties of indemnification to indemnitees, all as set forth in the Amended and Restated Articles.

The full text of the proposed Amended and Restated Articles is attached to this proxy statement as Appendix A. However, the text of the proposed Amended and Restated Articles is subject to revision to include such changes as may be required by the Secretary of State of the State of Nevada and as our Board deems necessary and advisable to affect the proposed amendment and restatement of our Articles.

We are asking for the approval of each proposed provision found in the Amended and Restated Articles by our stockholders, the details of each such provisions can be found in Proposals 5, 6, 7, 8, 9, and 10 in this proxy. For any provision which is not approved, we will exclude such provision from our Amended and Restated Articles until such time as the stockholders have approved such provision for inclusion. If all of the provisions are approved by our stockholders, we intend to file the Amended and Restated Articles with the Secretary of State of Nevada as soon as practicable following the Annual Meeting, and the Amended and Restated Articles will be effective upon filing.

Business Combinations

Sections 78.411 to 78.444 of the NRS prohibit a Nevada corporation from engaging in a “combination” with an “interested stockholder” for three years following the date that such person becomes an interested stockholder and place certain restrictions on such combinations even after the expiration of the three-year period. With certain exceptions, an interested stockholder is a person or group that owns 10% or more of the corporation’s outstanding voting power (including stock with respect to which the person has voting rights and any rights to acquire stock pursuant to an option, warrant, agreement, arrangement, or understanding or upon the exercise of conversion or exchange rights) or is an affiliate or associate of the corporation and was the owner of 10% or more of such voting stock at any time within the previous three years. Similar to the discussion regarding Control Shares found in Proposal 7 above, these provisions of the Sections  78.411 to 78.444 of the NRS may discourage companies or persons interested in acquiring a significant interest in or control of us for the purpose of effecting a business combination, regardless of whether such acquisition may be in the interest of our stockholders.

A Nevada corporation may elect not to be governed by Sections 78.411 to 78.444 by a provision in its articles of incorporation. As the Company does not believe it is in the best interests of stockholders for the Company to be subject to Sections 78.411 to 78.444 of the NRS for the reasons as described above, the Company will elect in the Amended and Restated Articles not to be governed by NRS 78.411 to 78.444, inclusive.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPANY’S ELECTION NOT TO BE GOVERNED BY NRS 78.411 TO 78.444, INCLUSIVE, AS SO RELATES TO COMBINATIONS WITH INTERESTED STOCKHOLDERS, AS PROVIDED FOR IN THE AMENDED AND RESTATED ARTICLES.

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PROPOSAL 9

APPROVAL FOR THE COMPANY TO ESTABLISH THE LIABILITY OF DIRECTORS AND OFFICERS OF THE COMPANY FOR DAMAGES DUE TO BREACH OF FIDUCIARY DUTY IN THE ROLE AS DIRECTOR OR OFFICER, AS PROVIDED FOR IN THE AMENDED AND RESTATED ARTICLES

General

On January 2, 2026, our Board unanimously adopted a resolution approving the amendment and restatement of the Articles to, among other things, (i) grant the Board authority to fix the rights and preferences of our Blank Check  Preferred Stock, (ii) establish the number of directors on our Board of Directors, and the procedures in the case of a vacancy of a director from the Board, (iii) confirm our election not to be governed by NRS 78.378 to 78.3793, inclusive, as so relates to acquisitions of controlling interests, (iv) confirm our election not to be governed by NRS 78.411 to 78.444, inclusive, as so relates to combinations with interested stockholders, (v) establish the liability of directors and officers of the Company for damages due to breach of fiduciary duty in the role as director or officer, and (vi) establish our duties of indemnification to indemnitees, all as set forth in the Amended and Restated Articles.

The full text of the proposed Amended and Restated Articles is attached to this proxy statement as Appendix A. However, the text of the proposed Amended and Restated Articles is subject to revision to include such changes as may be required by the Secretary of State of the State of Nevada and as our Board deems necessary and advisable to affect the proposed amendment and restatement of our Articles.

We are asking for the approval of each proposed provision found in the Amended and Restated Articles by our stockholders, the details of each such provisions can be found in Proposals 5, 6, 7, 8, 9, and 10 in this proxy. For any provision which is not approved, we will exclude such provision from our Amended and Restated Articles until such time as the stockholders have approved such provision for inclusion. If all of the provisions are approved by our stockholders, we intend to file the Restated Articles with the Secretary of State of Nevada as soon as practicable following the Annual Meeting, and the Amended and Restated Articles will be effective upon filing.

Director and Officer Liability

In Nevada, for a director or officer to be individually liable for damages for acts or failures to act in an official capacity, the following must be met:

•	the presumption of the business judgment rule must be rebutted;

•	it must be shown that the act or failure to act was a breach of fiduciary duty; and

•	the breach must involve intentional misconduct, fraud or a knowing violation of law.

Nevada’s statutory business judgment rule contained in NRS 78.138(3) provides that directors and officers, in deciding upon matters of business, are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation. This presumption may be rebutted by showing the directors did not act in good faith. If the presumption is rebutted, then a plaintiff must show that a director breached either the duty of care or duty of loyalty. This duty of care consists of an obligation to act on an informed basis, and the duty of loyalty requires a director to maintain, in good faith, the corporation’s and its stockholders’ best interests over anyone else’s interests. Even if a plaintiff can rebut the presumption of the business judgment rule and show a breach of fiduciary duty, it still must show that there was intentional misconduct, fraud or knowing violation of law. A plaintiff must establish that the director or officer had knowledge that the alleged conduct was wrongful to show either a “knowing violation of law” or “intentional misconduct,” or it must show fraud.

Because of such, we believe to the fullest extent permitted by NRS 78, the Company should ensure that our directors and officers will not be personally liable to the Company or its stockholders for damages for breach of fiduciary duty as a director or officer, without limiting (or eliminating) any such liability of our directors and officers for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law. Further, we believe that this limitation of liability is necessary to establish the foundation for the right to indemnification as shall also be established in the Amended and Restated Articles, and as currently found in our Amended and Revised Bylaws.

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THE BOARD RECOMMENDS A VOTE “FOR” THE PPROVAL FOR THE COMPANY TO ESTABLISH THE LIABILITY OF DIRECTORS AND OFFICERS OF THE COMPANY FOR DAMAGES DUE TO BREACH OF FIDUCIARY DUTY IN THE ROLE AS DIRECTOR OR OFFICER, AS PROVIDED FOR IN THE AMENDED AND RESTATED  ARTICLES.

PROPOSAL 10

APPROVAL FOR THE COMPANY TO ESTABLISH THE COMPANY’S DUTIES OF INDEMNIFICATION TO INDEMNITEES AS PROVIDED FOR IN THE AMENDED AND RESTATED ARTICLES

General

On January 2, 2026, our Board unanimously adopted a resolution approving the amendment and restatement of Articles to, among other things, (i) grant the Board authority to fix the rights and preferences of our Blank Check  Preferred Stock, (ii) establish the number of directors on our Board of Directors, and the procedures in the case of a vacancy of a director from the Board, (iii) confirm our election not to be governed by NRS 78.378 to 78.3793, inclusive, as so relates to acquisitions of controlling interests, (iv) confirm our election not to be governed by NRS 78.411 to 78.444, inclusive, as so relates to combinations with interested stockholders, (v) establish the liability of directors and officers of the Company for damages due to breach of fiduciary duty in the role as director or officer, and (vi) establish our duties of indemnification to indemnitees, all as set forth in the Amended and Restated Articles.

The full text of the proposed Amended and Restated Articles is attached to this proxy statement as Appendix A. However, the text of the proposed Amended and Restated Articles is subject to revision to include such changes as may be required by the Secretary of State of the State of Nevada and as our Board deems necessary and advisable to affect the proposed amendment and restatement of our Articles.

We are asking for the approval of each proposed provision found in the Amended and Restated Articles by our stockholders, the details of each such provisions can be found in Proposals 5, 6, 7, 8, 9, and 10 in this proxy. For any provision which is not approved, we will exclude such provision from our Amended and Restated Articles until such time as the stockholders have approved such provision for inclusion. If all of the provisions are approved by our stockholders, we intend to file the Amended and Restated Articles with the Secretary of State of Nevada as soon as practicable following the Annual Meeting, and the Amended and Restated Articles will be effective upon filing.

Right to Indemnification

While we currently have established a fulsome list of the rights to indemnification within our Amended and Revised Bylaws, we also believe it to be prudent that the allowance for and concept of the right to indemnification be established within our articles of incorporation, with expanded rights and privileges established in our Amended and Revised Bylaws, as we believe is considered a best practice among publicly listed companies similarly situated to us.

As this is only for the purpose of permitting the establishment of the right to indemnification at the level of the articles of incorporation, which has already previously been established in our Amended and Revised Bylaws, our Board does not believe this addition to the Amended and Restated Articles will have any change for our stockholders.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL FOR THE COMPANY TO ESTABLISH THE COMPANY’S DUTIES OF INDEMNIFICATION TO INDEMNITEES AS PROVIDED FOR IN THE AMENDED AND RESTATED ARTICLES.

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PROPOSAL 11

APPROVAL OF THE ADOPTION OF THE

VERDE RESOURCES, INC. 2026 EQUITY INCENTIVE PLAN

At the 2026 Annual Meeting, our stockholders will be asked to consider and vote upon a proposal to approve the Verde Resource, Inc. 2026 Equity Incentive Plan, which is referred to herein as the “2026 Plan,” a copy of which is attached to this Proxy Statement as Appendix B.

On January 2, 2026, our Board approved, subject to the approval of our stockholders, the 2026 Plan. If the 2026 Plan is approved, as of its effective date, a total of 129,422,477 shares will initially be available for future awards under the 2026 Plan. This amount may increase annually pursuant to the 2026 Plan’s “evergreen” provision. We anticipate that the 2026 Plan’s share reserve will allow it to operate for several years, although this could change based on other factors, including but not limited to merger and acquisition activity.

We believe that equity-based awards are an important part of our overall compensation program and want to ensure that we have a modern equity program and a sufficient number of shares available to adequately incentivize our officers, employees, directors and consultants. The Board believes the potential dilution from equity issuances to be made under the 2026 Plan is reasonable and that approval of the 2026 Plan is important in that it allows us to award equity incentives, which are an important component of our overall equity compensation program. In addition, the 2026 Plan contains stockholder-friendly governance provisions, including:

●	It prohibits the repricing of stock options and SARs without stockholder approval and prohibits the grant of stock options and SARs with discounted exercise prices;
●

It imposes a $75,000 limit on the total cash compensation paid and the aggregate grant date fair value of stock awarded to any non-employee director during any 12-month period (except for any non-employee director’s first year of service);

●	It contains robust clawback language; and
●

It only allows issuances of stock options and SARs to employees, consultants, and directors for which the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A in order to avoid accelerated tax and/or tax penalties.

Summary of Material Terms of the 2026 Equity Incentive Plan

The following is a summary of the material features of the 2026 Plan. This summary is qualified in its entirety by the full text of the 2026 Plan, a copy of which is included as Appendix B to this Proxy Statement.

Purpose

The purpose of the 2026 Plan is to enhance the ability of the Company to attract, retain and motivate persons who make important contributions to the Company by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Equity awards and equity-linked compensatory opportunities are intended to assist in further aligning the interests of directors, employees, and consultants with those of our stockholders.

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Eligibility

The Administrator (as defined below) may grant awards to any director, employee or consultant of the Company or its subsidiaries. Only employees, consultants, and directors are eligible to receive incentive stock options. As of the date of this Proxy Statement, approximately 20 individuals will be eligible to participate in the 2026 Plan, which includes approximately 1 non-employee directors, 12 full-time employees, 2 part-time employees, and 5 consultants.

Administration

The 2026 Plan will be administered by the Board  or one or more committees or subcommittees of the Board, which will be comprised, unless otherwise determined by the Board, solely of not less than two members who will be non-employee directors (a “Committee”), or any officer that has been delegated administrative authority pursuant to the 2026 Plan for the duration such delegation is in effect (collectively, the “Administrator”). The Administrator, which initially will initially be the Board, and subsequently will be the Compensation Committee of our Board of Directors once such Compensation Committee has been established, will have full power to (i) designate participants; (ii) determine the type or types of awards to be granted to a participant; (iii) determine the number of shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, awards; (iv) determine the terms and conditions of any award; (v) determine whether, to what extent, and under what circumstances awards may be settled or exercised in cash, shares, other securities, other awards or other property, or canceled, forfeited, or suspended, and the method or methods by which awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, shares, other securities, other awards or other property and other amounts payable with respect to an award shall be made; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in the 2026 Plan and any instrument or agreement relating to, or award granted under, the 2026 Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the administrator shall deem appropriate for the proper administration of the 2026 Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, awards; (x) to reprice existing awards or to grant awards in connection with or in consideration of the cancellation of an outstanding award with a higher price; and (xi) make any other determination and take any other action that the administrator deems necessary or desirable for the administration of the 2026 Plan.

Share Reserve

The maximum aggregate number of shares of Common Stock that may be issued under the 2026 Plan is the sum of (A) 129,422,477, plus (B) an increase commencing on January 1, 2027, and continuing annually on each anniversary thereof through and including January 1, 2036, equal to the lesser of (i) 5% of the shares of Common Stock outstanding on the last day of the immediately preceding calendar year and (ii) such smaller number of shares of Common Stock as determined by the Board or the Committee.

129,422,477 shares of Common Stock may be issued upon the exercise of incentive stock options.

Shares issuable under the 2026 Plan may be authorized, but unissued, or reacquired. Shares underlying any awards under the 2026 Plan that are settled in cash, forfeited, canceled, repurchased, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding satisfied without the issuance of stock or otherwise terminated (other than by exercise) will be added back to the Shares available for issuance under the 2026 Plan, although shares shall not again become available for issuance as incentive stock options. Additionally, shares of Common Stock issued as “substitute awards” (as defined in the 2026 Plan) will not count against the 2026 Plan’s share limit, except substitute awards that are incentive stock options will count against the incentive stock option limit.

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The share reserve described herein may be subject to certain adjustments in the event of certain changes in the capitalization of the Company (see Equitable Adjustments below).

Annual Limitation on Awards to Non-Employee Directors.

The 2026 Plan contains a limitation whereby the value of all awards under the 2026 Plan and all other cash compensation paid by the Company to any non-employee director may not exceed $100,000 for the first calendar year a non-employee director is initially appointed to the Board, and $75,000 in any other calendar year.

Types of Awards

The 2026 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent awards, and other stock- or cash-based awards (collectively, “awards”).

Stock Options. The 2026 Plan permits the granting of both options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and options that do not so qualify. Options granted under the 2025 Plan will be nonqualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Nonqualified options may be granted to any persons eligible to receive awards under the 2025 Plan.

The exercise price of each option will be determined by the Administrator, but such exercise price may not be less than 100% of the fair market value of one share of Common Stock on the date of grant or, in the case of an incentive stock option granted to a 10% or greater stockholder, 110% of such share’s fair market value. The term of each option will be set by the Administrator and may not exceed ten (10) years from the date of grant (or five (5) years for an incentive stock option granted to a 10% or greater stockholder). The Administrator will determine at what time or times each option may be exercised, including the ability to accelerate the vesting of such options.

Upon exercise of an option, the exercise price must be paid in full either in cash, check or, with approval of the Administrator, by surrender of other shares of Common Stock that meet the conditions established by the Administrator to avoid adverse accounting consequences to the Company, by broker-assisted cashless exercise, by delivery of a notice of “net exercise” to the Company, such other consideration and method of payment to the extent permitted by applicable law, or any combination of the foregoing methods of payment.

Stock Appreciation Rights. The Administrator may award stock appreciation rights subject to such conditions and restrictions as it may determine. Stock appreciation rights entitle the recipient to shares of Common Stock or cash, equal to the value of the appreciation in the Company’s stock price over the exercise price, as set by the Administrator and which will be at least equal to the fair market value of a share of Common Stock on the grant date. The term of each stock appreciation right will be set by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each stock appreciation right may be exercised, including the ability to accelerate the vesting of such stock appreciation rights.

Restricted Stock. A restricted stock award is an award of shares of Common Stock that vest in accordance with the terms and conditions established by the Administrator. The Administrator will determine the persons to whom grants of restricted stock awards are made, the number of restricted shares to be awarded, the price (if any) to be paid for the restricted shares, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of restricted stock awards. Unless otherwise provided in the applicable award agreement, a participant generally will have the rights and privileges of a stockholder as to such restricted shares, including without limitation the right to vote such restricted shares and the right to receive cash dividends, if applicable.

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Restricted Stock Units. Restricted stock units are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Administrator. Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with the Company or its subsidiaries, the passage of time or other restrictions or conditions. The Administrator determines the persons to whom grants of restricted stock units are made, the number of restricted stock units to be awarded, the time or times within which awards of restricted stock units may be subject to forfeiture, the vesting schedule, and rights to acceleration thereof, and all other terms and conditions of the restricted stock unit awards. The value of the restricted stock units may be paid in Common Stock, cash, other securities, other property, or a combination of the foregoing, as determined by the Administrator.

The holders of restricted stock units will have no voting rights. Prior to settlement or forfeiture, restricted stock units awarded under the 2026 Plan may, at the Administrator’s discretion, provide for a right to dividend equivalents.

Performance Awards. The Administrator has the authority to grant stock options, stock appreciation rights, restricted stock, or restricted stock units as a performance award, which means that such awards vest at least in part upon the attainment of one or more specified performance criteria. For each performance period, the Administrator will have the sole authority to select the length of such performance period, the types of performance award to be granted, the performance criteria that will be used to establish the performance goals, and the level(s) of performance which shall result in a performance award being earned. At any time, the Administrator may adjust or modify the calculation of a performance goal for a performance period, to appropriately reflect any circumstance or event that occurs during a performance period and that in the Administrator’s sole discretion, warrants adjustment or modification. Depending on the type of performance award granted, the previously discussed terms and conditions will also apply to a performance award.

Performance criteria for a performance award may be based on the attainment of specific levels of performance of the Company (and/or one or more subsidiaries, divisions, business segments or operational units, or any combination of the foregoing) and may include, without limitation, any of the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) revenue or revenue growth (measured on a net or gross basis); (iv) gross profit or gross profit growth; (v) operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, net cash provided by operations and cash flow return on capital); (viii) financing and other capital raising transactions (including, but not limited to, sales of the Company’s equity or debt securities); (ix) earnings before or after taxes, interest, depreciation and/or amortization; (x) gross or operating margins; (xi) productivity ratios; (xii) share price (including, but not limited to, growth measures and total stockholder return); (xiii) expense targets; (xiv) margins; (xv) productivity and operating efficiencies; (xvi) customer satisfaction; (xvii) customer growth; (xviii) working capital targets; (xix) measures of economic value added; (xx) inventory control; (xxi) enterprise value; (xxii) sales; (xxiii) debt levels and net debt; (xxiv) combined ratio; (xxv) timely launch of new facilities; (xxvi) client retention; (xxvii) employee retention; (xxviii) timely completion of new product rollouts; (xxix) cost targets; (xxx) reductions and savings; (xxxi) productivity and efficiencies; (xxxii) strategic partnerships or transactions; and (xxxiii) personal targets, goals or completion of projects. Any one or more of the performance criteria may be used on an absolute or relative basis to measure the performance of the Company and/or one or more subsidiaries as a whole or any business unit(s) of the Company and/or one or more subsidiaries or any combination thereof, or any of the above performance criteria may be compared to the performance of a selected group of comparison or peer companies, or a published or special index that the Administrator deems appropriate, or as compared to various stock market indices.

Dividend Equivalents. An award of dividend equivalents entitles the holder to be credited with an amount equal to all dividends paid on one share of Common Stock while the holder’s tandem award is outstanding. Dividend equivalents may be paid currently or credited to an account for the participant, settled in cash or Common Stock, and subject to the same restriction on transferability and forfeitability as the award with respect to which the dividend equivalents are granted.

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Other Stock- or Cash-Based Awards. Other stock-based awards may be granted either alone, in addition to, or in tandem with, other awards granted under the 2026 Plan and/or cash awards made outside of the 2026 Plan. The Administrator shall have authority to determine the service providers to whom and the time or times at which other stock-based awards shall be made, the amount of such other stock-based awards, and all other conditions of the other stock-based awards, including any dividend and/or voting rights. The Administrator may grant cash awards in such amounts and subject to such performance or other vesting criteria and terms and conditions as the Administrator may determine.

Repricing

Notwithstanding anything to the contrary in the 2026 Plan, unless a repricing is approved by stockholders, in no case may the Administrator (i) amend an outstanding option or stock appreciation right to reduce the exercise price of the award, (ii) cancel, exchange, or surrender an outstanding option or stock appreciation right in exchange for cash or other awards for the purpose of repricing the award, or (iii) cancel, exchange, or surrender an outstanding option or stock appreciation right in exchange for an option or stock appreciation right with an exercise price that is less than the exercise price of the original award.

Tax Withholding

Participants in the 2026 Plan are responsible for the payment of any federal, state, or local taxes that the Company or its subsidiaries are required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Without limitation, the Administrator may, in its sole discretion, permit a participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) owned by the participant having a fair market value equal to such withholding liability, (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the award a number of shares of Common Stock with a fair market value equal to such withholding liability, (C) deducting an amount sufficient to satisfy such withholding obligation from any payment of any kind otherwise due to a participant, (D) accepting a payment from the participant in cash, by wire transfer of immediately available funds, or by check made payable to the order of the Company, or (E) if there is a public market for the shares of Common Stock at the time the withholding obligation for a tax obligation is to be satisfied, selling shares issued pursuant to the award creating the withholding obligation. The amount withheld pursuant to any of the foregoing payment forms will be determined by the Company and may be up to (but not in excess of) the aggregate amount of such obligations based on the maximum statutory withholding rates in the participant’s jurisdiction for all tax obligations that are applicable to such taxable income.

Equitable Adjustments

In the event of a merger, consolidation, recapitalization, stock split, reverse stock split, reorganization, split-up, spin-off, combination, repurchase or other change in corporate structure affecting the Common Stock, the Administrator will adjust (i) the number and class of shares which may be delivered under the 2026 Plan (or number and kind of other securities or other property); (ii) the number, class and price (including the exercise or strike price of options and stock appreciation rights) of shares of Common Stock subject to outstanding awards, (iii) any applicable performance criteria, performance period, and other terms and conditions of outstanding performance awards, and (iv) the 2026 Plan’s numerical limits.

Change in Control

In the event of a change in control (as defined in the 2026 Plan), each outstanding award shall be treated in accordance with the applicable award agreement. If the applicable award agreement does not specify the treatment of the award in a change in control, the award shall be treated as determined by the Administrator in its sole discretion, and the Administrator shall not be obligated to treat all outstanding awards similarly..

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Transferability of Awards

Unless determined otherwise by the Administrator, an award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, except to a participant’s estate or legal representative, and may be exercised, during the lifetime of the participant, only by the participant.

Term

The 2026 Plan was adopted by the Board on January 2, 2026, and will become effective upon the date of stockholder approval, and, unless terminated earlier, the 2026 Plan will continue in effect for a term of ten (10) years.

Amendment and Termination

Our Board may amend, alter, suspend or terminate the 2026 Plan at any time. No amendment or termination of the 2026 Plan will materially impair the rights of any participant, unless mutually agreed otherwise between the participant and the Company. Approval of the stockholders shall be required for any amendment, where required by applicable law, as well as (i) to increase the number of shares of Common Stock available for issuance under the 2026 Plan and (ii) to change the persons or class of persons eligible to receive awards under the 2026 Plan.

Recoupment Policy

All awards granted under the 2026 Plan, all amounts paid under the 2026 Plan, and all shares of Common Stock issued under the 2026 Plan shall be subject to reduction, recoupment, clawback, or recovery by the Company in accordance with applicable laws and with Company policy

Form S-8

The Company intends to file with the SEC a registration statement on Form S-8 covering the shares of Company common stock issuable under the 2026 Plan.

Material United States Federal Income Tax Considerations

The following is a general summary under current law of the material U.S. federal income tax considerations related to awards and certain transactions under the 2026 Plan, based upon the current provisions of the Code and regulations promulgated thereunder. This summary deals with the general federal income tax principles that apply and is provided only for general information. It does not describe all federal tax consequences under the 2026 Plan, nor does it describe state, local, or foreign income tax consequences or federal employment tax consequences. The rules governing the tax treatment of such awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

The 2026 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.

Incentive Stock Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive stock option. If shares of Common Stock issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then generally (i) upon sale of such shares of Common Stock, any amount realized in excess of the option exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) neither the Company nor its subsidiaries will be entitled to any deduction for federal income tax purposes; provided that such incentive stock option otherwise meets all of the technical requirements of an incentive stock option. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

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If the shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares) over the option exercise price thereof, and (ii) the Company or its subsidiaries will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of Common Stock.

If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonqualified option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Nonqualified Options. No income is generally realized by the optionee at the time a nonqualified option is granted. Generally, (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock issued on the date of exercise, and the Company or its subsidiaries receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the nonqualified option is paid by tendering shares of Common Stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value of the Common Stock over the exercise price of the option.

Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalent Awards and Other Stock- and Cash-Based Awards. The current federal income tax consequences of other awards authorized under the 2026 Plan generally follow certain basic patterns: (i) stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified options; (ii) nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value of the Common Stock over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); and (iii) restricted stock units, dividend equivalents, and other stock- or cash-based awards are generally subject to tax at the time of payment. The Company or its subsidiaries generally should be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the participant at the time the participant recognizes such income.

The participant’s basis for the determination of gain or loss upon the subsequent disposition of shares of Common Stock acquired from a stock appreciation right, restricted stock, restricted stock unit, dividend equivalent award, or other stock-based award will be the amount paid for such shares plus any ordinary income recognized when the shares were originally delivered, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant.

Performance Awards. The tax consequences of performance awards will generally mirror those of the underlying award type, each of which is discussed above.

Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause all or a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to either the Company or its subsidiaries, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

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Section 409A. The foregoing description assumes that Section 409A of the Code does not apply to an award under the 2026 Plan. In general, stock options and stock appreciation rights are exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of the underlying stock at the time the option or stock appreciation right was granted. Restricted stock awards are not generally subject to Section 409A. Restricted stock units are subject to Section 409A unless they are settled within two and one-half months after the end of the later of (1) the end of our fiscal year in which vesting occurs or (2) the end of the calendar year in which vesting occurs. If an award is subject to Section 409A and the provisions for the exercise or settlement of that award do not comply with Section 409A, then the participant would be required to recognize ordinary income whenever a portion of the award vested (regardless of whether it had been exercised or settled). This amount would also be subject to a 20% federal tax and premium interest in addition to the federal income tax at the participant’s usual marginal rate for ordinary income.

New Plan Benefits

No awards have been previously granted under the 2026 Plan and no awards have been granted that are contingent on stockholder approval of the 2026 Plan. The awards that are to be granted to any participant or group of participants are indeterminable at the date of this Proxy Statement because participation and the types of awards that may be granted under the 2026 Plan are subject to the discretion of the plan administrator. Consequently, no new plan benefits table is included in this Proxy Statement.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADOPTION OF THE VERDE RESOURCES, INC. 2026 EQUITY INCENTIVE PLAN.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our shares of common stock as of December 26, 2025 by:

•	Each holder of 5% or more of our common stock;

•	Each member of our Board;

•	Each Named Executive Officer; and

•	All directors and executive officers as a group

For purposes of the following table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or sole or shared investment power with respect to a security, or any combination thereof, and the right to acquire such power (for example, through the exercise of warrants granted by us) within 60 days of December 26, 2025. Unless otherwise indicated, the person identified in this table has sole voting and investment power with respect to all shares shown as beneficially owned by him, subject to applicable community property laws. Unless otherwise noted, the mailing address of each listed beneficial owner is 8112 Maryland Ave, Suite 400, St. Louis, MO 63105.

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	Shares Beneficially Owned
Name and Address of Beneficial Owner (1)	Number	Percentage
Directors and officers
Jack Wong (2)	221,108,334	17.08%
Sherina Chui	-	-
Eric J. Bava (3)	115,612,717	8.93%
Jeremy P. Concannon (4)	3,845,011	*
Karl Strahl (5)	350,000	*
Raymond Lee Powell(6)	2,000,000	*
All directors and officers as a group (5 persons named above)	342,916,062	26.50%
5% or greater stockholders
BW Capital Ventures LLC (7)	330,813,912	25.56%
Taipan International Limited (8)	100,900,000	7.80%
Borneo Oil Berhad (9)	168,775,944	13.04%

____________

*        Less than 1%.

(1)

Applicable percentage ownership is based on 1,294,224,767 shares of common stock outstanding as of December 26, 2025, before giving effect to the Reverse Stock Split. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise stated, the address of each noted person is 8112 Maryland Avenue, Suite 400, St. Louis, Missouri, 63105.

(2)

Jack Wong, our Chairman of the Board and Chief Executive Officer, directly owns 5,237,139 shares of our common stock. Mr. Wong additionally has shared voting and dispositive power over the shares of our common stock owned by BW Capital Ventures LLC, an entity in which he owns a 65.25% equity interest. Mr. Wong disclaims beneficial ownership of the shares of our common stock owned by BW Capital Ventures LLC, other than to the extent he holds a pecuniary interest therein.

(3)

Eric Bava, our Chief Operating Officer and director, directly owns 670,000 shares of our common stock. Mr. Bava additionally has shared voting and dispositive power over the shares of our common stock owned by BW Capital Ventures LLC, an entity in which he owns a 34.75% equity interest. Mr. Bava disclaims beneficial ownership of the shares of our common stock owned by BW Capital Ventures LLC, other than to the extent he holds a pecuniary interest therein.

(4)	Jeremy P. Concannon, our Chief Growth Officer, directly owns 3,845,011 shares of our common stock.

(5)	Karl Strahl, our director, directly owns 350,000 shares of our common stock.

(6)	Dr. Raymond Lee Powell, our director, directly owns 2,000,000 shares of our common stock.

(7)	BW Capital Ventures LLC, an entity owned 65.25% by Mr. Wong and 34.75% by Mr. Bava, directly owns 330,813,912 shares of our common stock.

(8)

Taipan International Limited directly owns 100,900,000 shares of our common stock. Its address is Level 1, Lot 7, Block F, Sauking Commercial Building, Jalan Patau-Patau Labuan F.T. 87000, Malaysia. The control person of Taipan International Limited is Khoo Yong Ai.

(9)

Borneo Oil Berhad directly owns 168,775,944 shares of our common stock. Its address is 1st & 2nd Floor, Victoria Point Jalan Okk Awang Besar W.P. Labuan 87007, Malaysia. The control person of Borneo Oil Berhad is Joseph Lee Yok Min.

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OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by us. In addition to solicitation by mail, our officers and regular employees may solicit proxies personally or by telephone. We have engaged Lioness Consulting LLC as our proxy advisor. We do not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to our Chief Executive Officer, by executing a revised proxy at a later date or by attending and voting at the virtual Meeting. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of our Board.

Other Business

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Legal Proceedings

There are no material proceedings in which any of our directors, officers or affiliates, or any associate of any such director, officer, affiliate of the Company, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Future Stockholders Proposals

The Board has not yet determined the date on which the next annual meeting of stockholders will be held. Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with the rules and regulations adopted by the Securities and Exchange Commission. Any proposal which an eligible stockholder desires to have included in our proxy statement and presented at the next annual meeting of stockholders will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by certified mail, return receipt requested.

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals to be included in our next proxy statement must be received by our Secretary by writing to Verde Resources, Inc., Attention: Secretary – 8112 Maryland Ave, Suite 400, St. Louis, MO 63105, not less than 120 calendar days before the date of the company's proxy statement released to stockholders in connection with the preceding year’s annual meeting, or September 18, 2026. Submitted proposals must comply with applicable Nevada law, the rules and regulations promulgated by the SEC and the procedures set forth in our Amended and Revised Bylaws.

Pursuant to Rule 14a-8 under the Exchange Act, in order to be properly brought before the 2027 annual meeting, a stockholder must provide timely written notice of any nominations of persons for election to our Board or any other proposal to be brought before the meeting together with supporting documentation as well as be present at such meeting, either in person or by a representative. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the corporation not less than 120 calendar days before the date of the company's proxy statement released to stockholders in connection wit the preceding year’s annual meeting. If the date of the annual meeting has been changed by more than thirty (30) days from the anniversary of the preceding year’s annual meeting, the deadline for a stockholder to provide timely notice is a reasonable time before the company begins to print and send its proxy materials.. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

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In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Hannah Bruehl will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a single notice of the annual meeting of stockholders, and a copy of the proxy statement and annual report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, and direct your written request to the Secretary of the Company, at (314) 530-9071 or at offices of the Company at 8112 Maryland Ave, Suite 400, St. Louis, MO 63105. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Additional Information

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330.

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APPENDIX A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

VERDE RESOURCES, INC.

Section 1. Capital Stock

(a) Authorized Shares. The aggregate number of shares that Verde Resources, Inc., a Nevada corporation (the “Corporation”), will have authority to issue is Ten Billion Fifty Million (10,050,000,000), of which Ten Billion (10,000,000,000) shares will be common stock, with a par value of $0.001 per share (the “Common Stock”), and Fifty Million (50,000,000) shares will be preferred stock, with a par value of $0.001 per share (the “Preferred Stock”).

(b) Preferred Stock. The Preferred Stock may be divided into and issued in series. The Board of Directors of the Corporation (the “Board of Directors”) is authorized in its discretion and without approval of the Corporation’s stockholders to divide and approve the issuance of the authorized shares of Preferred Stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors is authorized, in its discretion and without approval of the Corporation’s stockholders, subject to any limitations prescribed by law, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock including but not limited to the following.

(i) The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

(ii) Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

(iii) The amount payable upon shares in the event of voluntary or involuntary liquidation;

(iv) Sinking fund or other provisions, if any, for the redemption or purchase of shares;

(v) The terms and conditions on which shares may be converted into Common Stock or other securities of the Corporation, if the shares of any series are issued with the privilege of conversion;

(vi) Voting powers, if any, provided that if any of the Preferred Stock or series thereof shall have voting rights, such Preferred Stock or series shall vote only on a share for share basis with the Common Stock on any matter, including but not limited to the election of directors, for which such Preferred Stock or series has such rights; and

(vii) Subject to the foregoing, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as the Board of Directors may, at the time so acting, lawfully fix and determine under the laws of the State of Nevada.

(c) Dividends. The Corporation shall not declare, pay or set apart for payment any dividend or other distribution (unless payable solely in shares of Common Stock or other class of stock junior to the Preferred Stock as to dividends or upon liquidation) in respect of Common Stock, or other class of stock junior to the Preferred Stock, nor shall it redeem, purchase or otherwise acquire for consideration shares of any of the foregoing, unless dividends, if any, payable to holders of Preferred Stock for the current period (and in the case of cumulative dividends, if any, payable to holders of Preferred Stock for the current period and in the case of cumulative dividends, if any, for all past periods) have been paid, are being paid or have been set aside for payment, in accordance with the terms of the Preferred Stock, as fixed by the Board of Directors.

(d) Liquidation Preferences. In the event of the liquidation of the Corporation, holders of Preferred Stock shall be entitled to receive, before any payment or distribution on the Common Stock or any other class of stock junior to the Preferred Stock upon liquidation, a distribution per share in the amount of the liquidation preference, if any, fixed or determined in accordance with the terms of such Preferred Stock plus, if so provided in such terms, an amount per share equal to accumulated and unpaid dividends in respect of such Preferred Stock (whether or not earned or declared) to the date of such distribution. Neither the sale, lease nor exchange of all or substantially all of the property and assets of the Corporation, nor any consolidation or merger of the Corporation, shall be deemed to be a liquidation for the purposes of this Article.

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Section 2. Board of Directors

(a) Number of Directors. The number of the directors constituting the entire Board will be not less than one (1) nor more than seven (7) as fixed from time to time by vote or resolution of the majority of the entire Board, provided, however, that the number of directors will not be reduced so as to shorten the term of any director at the time in office.

(b) Vacancies. Any vacancies in the Board of Directors, whether caused by resignation, death, retirement, disqualification, removal, increase in the number of directors, or otherwise, may be filled for the remainder of the term by the Board of Directors, by the stockholders, or, if the directors in office constitute less than a quorum of the Board of Directors, by an affirmative vote of a majority of the remaining directors, and any directors so chosen will hold office until the next stockholders' meeting at which directors are elected.

Section 3. Acquisition of Controlling Interest

The Corporation elects not to be governed by NRS 78.378 to 78.3793, inclusive.

Section 4. Combinations with Interest Stockholders

The Corporation elects not to be governed by NRS 78.411 to 78.444, inclusive.

Section 5. Liability

(a) Limitation on Personal Liability. To the fullest extent permitted by NRS 78, a director or officer of the Corporation will not be personally liable to the Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, provided that this article will not eliminate or limit the liability of a director or officer for:

(i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or

(ii) the payment of distributions in violation of NRS 78.300, as amended.

(b) Effective of Amendment or Repeal. Any amendment or repeal of this Section 5 will not adversely affect any right or protection of a director of the Corporation existing immediately prior to such amendment or repeal.

Section 6. Indemnification

(a) Right to Indemnification. The Corporation will indemnify to the fullest extent permitted by law any person (the “Indemnitee”) made or threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he or she is or was a director of the Corporation or is or was serving as a director, officer, employee or agent of another entity at the request of the Corporation or any predecessor of the Corporation against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees and disbursements) that he or she incurs in connection with such action or proceeding.

(b) Inurement. The right to indemnification will inure whether or not the claim asserted is based on matters that predate the adoption of this Section 6, will continue as to an Indemnitee who has ceased to hold the position by virtue of which he or she was entitled to indemnification, and will inure to the benefit of his or her heirs and personal representatives.

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(c) Non-exclusivity of Rights. The right to indemnification and to the advancement of expenses conferred by this Section 6 are not exclusive of any other rights that an Indemnitee may have or acquire under any statute, bylaw, agreement, vote of stockholders or disinterested directors, these Articles of Incorporation or otherwise.

(d) Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or other entity will be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such other entity.

(e) Advancement of Expenses. The Corporation will, from time to time, reimburse or advance to any Indemnitee the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with defending any proceeding for which he or she is indemnified by the Corporation, in advance of the final disposition of such proceeding; provided that the Corporation has received the undertaking of such director or officer to repay any such amount so advanced if it is ultimately determined by a final and unappealable judicial decision that the director or officer is not entitled to be indemnified for such expenses.

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APPENDIX B

VERDE RESOURCE, INC. 2026 EQUITY INCENTIVE PLAN

VERDE RESOURCES, INC.

2026 EQUITY INCENTIVE PLAN

1.	Purpose

The Plan’s purpose is to attract, retain, and motivate persons who make important contributions to the Company by providing these individuals with the opportunity to acquire Shares. Additionally, the Plan is intended to align the interests of these individuals to those of the Company’s other shareholders.

2.	Definitions

2.1.

Administrator means the Board or a Committee to the extent the Board’s powers and authorities under the Plan have been delegated to a Committee. “Administrator” also includes any officer that has been delegated authority pursuant to Section 4.2 for such time as such delegation is in effect.

2.2.

Affiliate means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Board or a Committee, any person or entity in which the Company has a significant interest as determined by the Board or a Committee in its discretion. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

2.3.

Applicable Law means any applicable law, including without limitation: (i) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder, (ii) corporate, securities, tax or other laws, statutes, rules, requirements, or regulations, whether federal, state, local, or foreign, and (iii) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted, or traded.

2.4.

Award means an Option award, Stock Appreciation Right award, Restricted Stock award, Restricted Stock Unit award, Performance Award, Dividend Equivalents award, or Other Stock or Cash Based Award granted to a Participant under the Plan.

	2.5.	Award Agreement means an agreement (written or electronic) made and delivered in accordance with Section 12.3 of this Plan, evidencing the grant of an Award hereunder.

	2.6.	Board means the Board of Directors of the Company.

2.7.

Cause means, in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement or similar document or policy between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement, document or policy (or the absence of any definition of “Cause” contained therein), (A) a continuing material breach or material default (including, without limitation, any material dereliction of duty) by Participant of any agreement between the Participant and the Company, except for any such breach or default which is caused by the Participant’s Disability, or a continuing failure by the Participant to follow the direction of a duly authorized representative of the Company; (B) gross negligence, willful misfeasance or breach of fiduciary duty to the Company or Affiliate by the Participant; (C) the commission by the Participant of an act of fraud, embezzlement or any felony or other crime of dishonesty in connection with the Participant’s duties to the Company or Affiliate; or (D) the Participant’s conviction of, or plea of nolo contendere to, a felony or any other crime that would materially and adversely affect: (i) the business reputation of the Company or Affiliate or (ii) the performance of the Participant’s duties to the Company or an Affiliate. Any determination of whether Cause exists shall be made by the Administrator in its sole discretion.

	2.8.	Change in Control shall, in the case of a particular Award, unless the applicable Award Agreement provides otherwise or contains a different definition of “Change in Control” be deemed to occur upon:

2.8.1.

A tender offer (or series of related offers) which is made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation or entity are owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to the commencement of such offer), or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates;

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2.8.2.

The consummation of the Company’s merger or consolidation with another corporation, unless as a result of such merger or consolidation, more than 50% of the outstanding voting securities of the surviving or resulting corporation or entity shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to such transaction); provided, that a merger or consolidation of the Company with another company which is controlled by persons owning more than 50% of the outstanding voting securities of the Company shall constitute a Change in Control unless the Administrator, in its discretion, determine otherwise, or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates;

2.8.3.

The consummation of the Company’s sale of substantially all of its assets to another entity that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to such transaction), or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates;

2.8.4.

The consummation of a transaction, or series of transactions, in which a Person acquires 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation or entity shall be owned in the aggregate by (A) the shareholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), or (B) any employee benefit plan of the Company or its Subsidiaries, and their Affiliates; or

2.8.5.	The Incumbent Directors cease to constitute a majority of the Board for any reason.

For purposes of this Section 2.8, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the date hereof) under the Exchange Act.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award or portion thereof that provides for the deferral of compensation that is subject to Section 409A, then to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described above in this Section 2.8 with respect to such Award or portion thereof shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Administrator shall have the authority, in its sole discretion, to determine whether a Change in Control has occurred, the effective date of such Change in Control, and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

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2.9.

Clawback Policies means any policy of the Company regarding the reduction, recoupment, clawback or recovery of compensation, as such policies may be amended from time to time. “Clawback Policies” includes the Company’s policies to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Sarbanes-Oxley Act, or other Applicable Law, as well as any implementing regulations and/or listing standards.

2.10.

Code means the Internal Revenue Code of 1986, as amended, and any successor thereto. References in this Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance issued by any governmental authority under such section, and any amendments or successor provisions to such section, regulations or guidance.

2.11.

Committee means one or more committees or subcommittees of the Board, which shall be comprised, unless otherwise determined by the Board, solely of not less than two members who shall be (i) Non-Employee Directors, and (ii) “Non-Employee Directors” within the meaning of Rule 16b-3.

2.12.	Common Stock means the common stock, par value $0.001 per share, of the Company (and any stock or other securities into which such common shares may be converted or into which they may be exchanged).

2.13.	Company means Verde Resources, Inc., a Nevada corporation.

2.14.

Consultant means any person, including any adviser, engaged by the Company or a Subsidiary to render services to such entity if the consultant or adviser: (i) renders bona fide services to the Company or a Subsidiary, (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities, and (iii) who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.

2.15.

Designated Beneficiary means, if permitted by the Company, the beneficiary or beneficiaries the Participant designates, in a manner the Company determines, to receive amounts due or exercise the Participant’s rights if the Participant dies. If a Participant does not make an effective designation, then the “Designated Beneficiary” will mean the Participant’s estate or legal heirs.

2.16.	Director means a Board member.

2.17.	Disability means a permanent and total disability under Code Section 22(e)(3).

2.18.

Dividend Equivalents means a right granted to a Participant to receive the equivalent value (in cash or Shares) of dividends paid on a specified number of Shares. Such Dividend Equivalents shall be converted to cash or additional Shares, or a combination of cash and Shares, by such formula and at such time and subject to such limitations as may be determined by the Administrator.

2.19.	Effective Date has the meaning ascribed to such term in Section 21.

2.20.	Employee means any employee of the Company or any of its Affiliates.

2.21.	ERISA means the Employee Retirement Income Security Act of 1974, as amended.

2.22.	Exchange Act means the United States Securities Exchange Act of 1934, as amended, and all regulations, guidance, and other interpretive authority issued thereunder.

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2.23.

Fair Market Value means unless otherwise provided by the Administrator in accordance with Applicable Law, on a given date, (i) if the Shares are listed on a national securities exchange, the closing sales price on the principal exchange of the Shares on such date, as reported in The Wall Street Journal or another source the Administrator deems reliable, or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Shares are not listed on a national securities exchange, the mean between the bid and offered prices as quoted by any nationally recognized interdealer quotation system for such date, as reported in The Wall Street Journal or another source the Administrator deems reliable, provided that if the Shares are not quoted on an interdealer quotation system or it is determined that the fair market value is not properly reflected by such quotations, Fair Market Value will be determined by such other method as the Administrator determines in good faith to be reasonable and in compliance with Section 409A.

2.24.	GAAP means United States Generally Accepted Accounting Principles.

2.25.

Greater Than 10% Shareholder means an individual then owning (within the meaning of Code Section 424(d)) more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

2.26.	Incentive Stock Option means an Option that meets the requirements to qualify as an “incentive stock option” as defined in Code Section 422.

2.27.

Incumbent Directors means, for any period of 12 consecutive months, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in clause 2.8.1 or 2.8.3 of the Change in Control definition) whose election or nomination for election to the Board was approved by a vote of at least a majority (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) of the Directors then still in office who either were Directors at the beginning of the 12-month period or whose election or nomination for election was previously so approved. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

2.28.	Non-Employee Director means a Director who is not an Employee.

2.29.	Nonqualified Option means an Option that by its terms, or in operation, does not qualify or is not intended to qualify as an Incentive Stock Option.

2.30.

Option means an Award granted pursuant to Section 6 hereof (excepting Stock Appreciation Rights) to purchase a specified number of Shares at a specified price per Share during a specified time period, each as specified in an Award Agreement. An Option may be either an Incentive Stock Option or a Nonqualified Option.

2.31.	Other Stock or Cash Based Awards means cash awards, awards of Shares, and other awards valued by reference to or based on, Shares or other property.

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2.32.	Parent means a “parent corporation,” whether now or hereafter existing, as defined by Code Section 424(e).

2.33.	Participant means a Service Provider who has been granted an Award.

2.34.	Performance Award means an Award granted hereunder that vests or is earned based at least in part upon the attainment of performance criteria established by the Administrator.

2.35.

Period of Restriction means the period during which the transfer of Restricted Stock is subject to restrictions and a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of certain performance criteria, or the occurrence of other events as determined by the Administrator.

2.36.

Person means as defined in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

2.37.	Plan means this Verde Resources, Inc. 2026 Equity Incentive Plan.

2.38.

Restricted Stock means Shares, subject to a Period of Restriction or certain other specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous service for a specified period of time), granted under Section 7 or issued pursuant to the early exercise of an Option.

2.39.

Restricted Stock Unit or RSU means an unfunded and unsecured promise to deliver Shares, cash, other securities, or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous service for a specified period of time), granted under Section 8.

2.40.	Restrictive Covenant means any non-competition, non-solicitation, confidentiality, non-disparagement, non-disclosure, or similar agreement between a Participant and the Company or an Affiliate.

2.41.	Rule 16b-3 means Rule 16b-3 promulgated under the Exchange Act, as amended.

2.42.	Securities Act means the United States Securities Act of 1933, as amended, and all regulations, guidance, and other interpretive authority issued thereunder.

2.43.	Section 409A means Code Section 409A and the regulations and other guidance promulgated thereunder by the United States Treasury Department, as amended.

2.44.	Service Provider means an Employee, Consultant, or a Director.

2.45.	Share Limit has the meaning ascribed to such term in Section 5.1.

2.46.	Shares means shares of Common Stock.

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2.47.

Stock Appreciation Right or SAR means a right granted under Section 6 hereof to receive a payment equal to the excess of the Fair Market Value of a specified number of Shares on the date the right is exercised over the exercise price set forth in the applicable Award Agreement.

	2.48.	Subsidiary means a “subsidiary corporation,” whether now or hereafter existing, as defined by Code Section 424(f).

2.49.

Substitute Awards means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company or other entity acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.50.

Tax Obligations means any United States and non-United States federal, state, and/or local taxes, including income tax, social insurance contributions, fringe benefit tax, employment tax, stamp tax, and any employer tax liability which has been transferred to a Participant, for which a Participant is liable in connection with Awards and/or Shares.

2.51.

Termination of Service means the time at which a Participant has terminated from all service with the Company and its Affiliates, for any reason. A Termination of Service shall occur when a Participant is no longer a Consultant, Employee, or Non-Employee Director. The Company, in its sole discretion, shall make all determinations regarding whether a Termination of Service has occurred.

3.	Eligibility

Service Providers are eligible to receive Awards pursuant to the Plan, subject to the Plan’s conditions and limitations. No Service Provider shall have any right to be granted an Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Service Providers, Participants, or other persons uniformly.

4.	Administration

4.1.

Generally. The Plan will be administered by the Administrator. The Administrator is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations, and to take such action in connection with the Plan and any benefits granted hereunder as it deems necessary or advisable. Without limiting the foregoing, the Administrator shall have the sole discretion to (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Shares, other securities, other Awards or other property and other amounts payable with respect to an Award shall be made; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in this Plan and any instrument or agreement relating to, or Award granted under, this Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Administrator shall deem appropriate for the proper administration of this Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; (x) to reprice existing Awards or to grant Awards in connection with or in consideration of the cancellation of an outstanding Award with a higher price; and (xi) make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan. All determinations and interpretations made by the Administrator shall be binding and conclusive on all Participants and their legal representatives.

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4.2.

Delegation. The Board or a Committee may delegate its powers and authorities to one or more Committees or officers of the Company, provided, however, that no officer of the Company or any Subsidiary may be delegated authority to grant, amend, modify, make any administrative determination to, or cancel any Awards held by either (A) any person subject to Section 16 of the Exchange Act or (B) an officer who has been delegated any authority under the Plan. All delegations shall be subject to terms and conditions determined by the Board or a Committee. Any delegation of authority under the Plan may be revoked at any time. Regardless of any delegation, the Board or a Committee may act as the Administrator at any time in accordance with Applicable Law.

4.3.

Liability. Neither the Administrator nor any employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence, or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Administrator and any agent of the Administrator who is an employee of the Company, a Subsidiary, or an Affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.

4.4.

Administrative Delegation and Reliance. The Administrator may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Administrator, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Administrator or such person may have under the Plan. The Administrator may employ such legal or other counsel, consultants, and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant, or agent.

5.	Plan Limits

5.1.

Number of Shares Available for Issuance. Subject to the provisions of Section 11, the maximum aggregate number of Shares that may be issued under the Plan shall be the sum of (A) 129,422,477, plus (B) an increase commencing on January 1, 2027 and continuing annually on each anniversary thereof through and including January 1, 2036, equal to the lesser of (i) 5.0% of the Shares outstanding on the last day of the immediately preceding calendar year and (ii) such smaller number of Shares as determined by the Board or the Committee (the “Share Limit”). The Shares subject to the Plan may be authorized, but unissued, or reacquired shares.

5.2.

Share Recycling. Upon payment in Shares pursuant to the exercise or settlement of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If a Participant pays the exercise price (or purchase price, if applicable) of an Award through the tender of Shares, or if the Shares are tendered or withheld to satisfy any tax withholding obligations, the number of Shares so tendered or withheld shall again be available for issuance pursuant to future Awards under the Plan, although such Shares shall not again become available for issuance as Incentive Stock Options. Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if the Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available for grant under the Plan.

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	5.3.	Incentive Stock Option Limit. No more than 129,422,477 Shares (subject to adjustment pursuant to Section 11) may be issued under the Plan upon the exercise of Incentive Stock Options.

5.4.

Substitute Awards. Substitute Awards shall not be counted against the Share Limit; provided, however, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding Options intended to qualify as Incentive Stock Options shall be counted against the Incentive Stock Option limit in Section 5.3. Additionally, Shares subject to Substitute Awards shall not be added to the Shares available for Awards under the Plan pursuant to Section 5.2. If the Company or any Subsidiary acquires or combines with a company that has shares available under an equity plan approved by shareholders and in place prior to such acquisition or combination (and not adopted in contemplation of such acquisition or combination), the available shares under the acquired or combined entity’s plan (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and shall not count against the Share Limit (and Shares subject to such Awards may again become available for Awards under the Plan as provided in Section 5.2). Awards made from the available shares of an acquired or combined entity’s plan shall not be made after the date awards or grants could not be under the terms of the acquired or combined entity’s plan prior to the acquisition or combination, and shall only be made to individuals who were not Service Providers prior to such acquisition or combination. Substitute Awards may be granted on such terms and conditions as the Administrator deems appropriate.

5.5.

Non-Employee Director Award Limit. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding Non-Employee Director compensation, the sum of the grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all equity-based Awards and the maximum amount that may become payable pursuant to all cash-based Awards that may be granted to a Service Provider as compensation for services as a Non-Employee Director during any calendar year shall not exceed $100,000 for such Service Provider’s first year of service as a Non-Employee Director and $75,000 for each year thereafter.

6.	Options and Stock Appreciation Rights

6.1.

General. The Administrator, at any time and from time to time, may grant Options or Stock Appreciation Rights under the Plan to Service Providers, provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A, a Service Provider may only be granted an Option or Stock Appreciation Right if the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A, with respect to such Service Provider. Each Option or Stock Appreciation Right shall be subject to such terms and conditions consistent with the Plan as the Administrator may impose from time to time, subject to the limitations in this Section 6. Any Option or Stock Appreciation Rights granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. Exercising an Option or Stock Appreciation Right in any manner will decrease the number of Shares thereafter available for purchase under the Option or Stock Appreciation Right, by the number of Shares as to which the Option or Stock Appreciation Right is exercised.

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6.2.

Exercise Price. The per share exercise price for Shares to be issued pursuant to exercise of an Option or Stock Appreciation Right will be determined by the Administrator; provided, however, that to avoid the imposition of taxes under Section 409A, the exercise price per Share shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant, subject to Section 5.4. In the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price for Shares subject to such Option or Stock Appreciation Right may be less than the Fair Market Value per Share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Code Sections 424 and 409A.

6.3.

Exercise Period. Options and Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that no Option or Stock Appreciation Right shall be exercisable later than ten (10) years after the date it is granted. No portion of an Option or Stock Appreciation Right which is unexercisable at a Participant’s Termination of Service shall thereafter become exercisable and the portion of an Option or Stock Appreciation Right which is unexercisable at a Participant’s Termination of Service shall automatically expire on the date of such Termination of Service. Options and Stock Appreciation Rights granted to an Employee who is a non-exempt employee for purposes of overtime pay under the United States Fair Labor Standards Act of 1938 shall not become exercisable earlier than six months after its date of grant. Options and Stock Appreciation Rights shall terminate at such earlier times and upon such conditions or circumstances as the Administrator shall in its discretion set forth in such Award Agreement at the date of grant; provided, however, the Administrator may, in its sole discretion, later waive any such condition. If, prior an Option’s or Stock Appreciation Right’s exercise and prior to its termination, a Participant commits an act of Cause (to be determined by the Administrator), or violates a Restrictive Covenant, the Administrator may terminate the Participant’s right to exercise the Option or Stock Appreciation Right when it reasonably believes that the Participant may have participated in such act or violation.

6.4.

Exercise. Options and Stock Appreciation Rights may be exercised by delivering to the Company (or such other person or entity designated by the Administrator) a notice of exercise, in a form and manner the Company approves, which may be written or electronic, signed or authenticated by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, (a) payment in full of the exercise price for the number of Shares for which the Option is exercised in a manner consistent with Section 6.5 and (b) satisfaction in full of any withholding obligations for Tax Obligations in a manner specified in Section 12.5. The Administrator may, in its discretion, require that any partial exercise of an Option or Stock Appreciation Right be with respect to a minimum number of Shares.

6.5.

Payment Upon Exercise. To the extent permitted by Applicable Law, the Participant may pay the Option exercise price by cash, wire transfer, or check and, if approved by the Administrator, as determined in its sole discretion, by the following methods:

	6.5.1.	surrender of other Shares that meet the conditions established by the Administrator to avoid adverse accounting consequences to the Company (as determined by the Administrator);

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6.5.2.

by a broker-assisted cashless exercise in accordance with procedures approved by the Administrator, whereby payment of the exercise price may be satisfied, in whole or in part, with Shares subject to the Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Administrator) to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price;

6.5.3.

for a Nonqualified Option, by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall surrender Shares then issuable upon the Nonqualified Option’s exercise valued at their Fair Market Value on the exercise date;

	6.5.4.	such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law;

	6.5.5.	any combination of the foregoing methods of payment.

6.6.	Incentive Stock Options.

6.6.1.

Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company, its Parent, or any Subsidiary) exceeds $100,000 (or such other limit established in the Code), such Options will be treated as Nonqualified Options. For purposes of this Section 6.6.1, Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option is granted.

6.6.2.

In the case of an Incentive Stock Option, the exercise price will be determined by the Administrator, but shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. The term of any Incentive Stock Option will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Greater Than 10% Shareholder, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement and the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

6.6.3.

No Option shall be treated as an Incentive Stock Option unless this Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Code Section 422(b)(1), provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Option unless and until such approval is obtained.

6.6.4.

In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Code Section 422. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Option appropriately granted under this Plan.

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6.6.5.

By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within the later of (a) two years from the grant date of the Option or (b) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, or other consideration, in such disposition or transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Code Section 422. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Code Section 422 for any reason, will be a Nonqualified Option.

7.	Restricted Stock

7.1.

Generally. The Administrator, at any time and from time to time, may grant Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine, subject to the limitations of this Section 7. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction and the applicable restrictions, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Restricted Stock may be awarded in consideration for (i) cash, check, bank draft or money order payable to the Company, (ii) past service, or (iii) any other form of legal consideration (including future Service) that may be acceptable to the Administrator, in its sole discretion, and permissible under Applicable Laws.

7.2.

Restrictions; Voting Rights; Transferability. Unless the Administrator determines otherwise, Restricted Stock will be held by the Company as escrow agent until the restrictions on such Restricted Stock have lapsed. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed. During the Period of Restriction, a Participant holding Restricted Stock may exercise the voting rights applicable to those restricted Shares, unless the Administrator determines otherwise. Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

7.3.

Dividends and Other Distributions. Except as provided in the Award Agreement, during the Period of Restriction, a Participant holding Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Restricted Stock. If any such dividends or distributions are paid in Shares, such Shares will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid.

7.4.

Return of Restricted Stock to the Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will be forfeited and will revert to the Company and again will become available for grant under the Plan.

7.5.

Section 83(b) Election. If a Participant makes an election under Code Section 83(b) to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which such Participant would otherwise be taxable under Code Section 83(a), such Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof.

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8.	Restricted Stock Units (RSUs)

8.1.

Generally. The Administrator, at any time and from time to time, may grant RSUs under the Plan to Service Providers. Each RSU shall be subject to such terms and conditions as are consistent with the Plan and as the Administrator may impose from time to time, subject to this Section 8. Each Award of RSUs will be evidenced by an Award Agreement that will specify the terms, conditions, and restrictions related to the grant, including the number of RSUs and such other terms and conditions as the Administrator, in its sole discretion, will determine. A Participant holding RSUs will have only the rights of a general unsecured creditor of the Company until delivery of Shares, cash, other securities, other property, or a combination of the foregoing.

8.2.

Vesting and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of RSUs that will be paid out to the Participant. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of RSUs, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

8.3.

Form and Timing of Payment. Payment of earned RSUs will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned RSUs in Shares, cash, other securities, other property, or a combination of the foregoing. If a cash payment is made in lieu of delivering Shares, the amount of such payment shall be equal to the fair market value of the Shares as of the date on which the restricted period lapsed with respect to such RSUs, less an amount equal to any taxes required to be withheld or paid. The Administrator may provide that RSUs will be deferred, on a mandatory basis or at the Participant’s election, subject to compliance with Applicable Law.

	8.4.	Voting. The holders of RSUs shall have no voting rights as the Company’s shareholders.

9.	Performance Awards

9.1.

Generally. The Administrator shall have the authority to designate any Award described in Sections 6 through 8 of the Plan as a Performance Award. Additionally, the Administrator shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Award.

9.2.

Discretion of Administrator. The Administrator shall have the discretion to establish the terms, conditions, and restrictions of any Performance Award. For each performance period, the Administrator shall have the sole authority to select the length of such performance period, the types of Performance Awards to be granted, the performance criteria that will be used to establish the performance goals, and the level(s) of performance which shall result in a Performance Award being earned.

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9.3.

Performance Criteria. The Administrator may establish performance-based conditions for an Award as specified in the Award Agreement, which may be based on the attainment of specific levels of performance of the Company (and/or one or more Subsidiaries, divisions, business segments or operational units, or any combination of the foregoing) and may include, without limitation, any of the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) revenue or revenue growth (measured on a net or gross basis); (iv) gross profit or gross profit growth; (v) operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, net cash provided by operations and cash flow return on capital); (viii) financing and other capital raising transactions (including, but not limited to, sales of the Company’s equity or debt securities); (ix) earnings before or after taxes, interest, depreciation and/or amortization; (x) gross or operating margins; (xi) productivity ratios; (xii) share price (including, but not limited to, growth measures and total shareholder return); (xiii) expense targets; (xiv) margins; (xv) productivity and operating efficiencies; (xvi) customer satisfaction; (xvii) customer growth; (xviii) working capital targets; (xix) measures of economic value added; (xx) inventory control; (xxi) enterprise value; (xxii) sales; (xxiii) debt levels and net debt; (xxiv) combined ratio; (xxv) timely launch of new facilities; (xxvi) client retention; (xxvii) employee retention; (xxviii) timely completion of new product rollouts; (xxix) cost targets; (xxx) reductions and savings; (xxxi) productivity and efficiencies; (xxxii) strategic partnerships or transactions; and (xxxiii) personal targets, goals or completion of projects. Any one or more of the performance criteria may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Subsidiaries as a whole or any business unit(s) of the Company and/or one or more Subsidiaries or any combination thereof, as the Administrator may deem appropriate, or any of the above performance criteria may be compared to the performance of a selected group of comparison or peer companies, or a published or special index that the Administrator, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Administrator also has the authority to provide for accelerated vesting of any Award based on the achievement of performance criteria specified in this paragraph. Any performance criteria that are financial metrics, may be determined in accordance with GAAP or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

9.4.

Modification of Performance Goals. At any time, the Administrator may adjust or modify the calculation of a performance goal for a performance period, to appropriately reflect any circumstance or event that occurs during a performance period and that in the Administrator’s sole discretion, warrants adjustment or modification. Adjustments the Administrator may make include but are not limited to the following: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) unusual and/or infrequently occurring items; (vi) acquisitions or divestitures; (vii) discontinued operations; (viii) any other specific unusual or infrequently occurring or non-recurring events, or objectively determinable category thereof; (ix) foreign exchange gains and losses; and (x) a change in the Company’s fiscal year.

9.5.

Terms and Conditions to Payment. Except as otherwise provided in an Award Agreement, a Participant must be employed by the Company on the last day of a performance period to be eligible to vest and receive Shares, cash, or other consideration in respect of a Performance Award for such performance period. A Participant shall be eligible to receive payment in respect of a Performance Award only to the extent that the performance goals for such period are achieved and any other vesting conditions specified in the Participant’s Award Agreement are satisfied. Following the completion of a performance period, the Administrator shall determine whether, and to what extent, the performance goals for the performance period have been achieved and determine the number of Shares, cash or other consideration that will be settled pursuant to Performance Awards.

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9.6.

Timing of Award Payments. Except as provided in an Award agreement, Performance Awards granted for a performance period shall be paid to Participants as soon as administratively practicable following the Administrator’s determination in accordance with Section 9.5.

10.	Other Awards

10.1.

General. The Administrator may grant Dividend Equivalents or Other Stock or Cash Based Awards, to one or more Service Providers, in such amounts and subject to such terms and conditions as are consistent with the Plan.

10.2.

Dividend Equivalents. The Administrator may provide that any Award, other than an Option or Stock Appreciation Right, may provide a Participant with the right to receive Dividend Equivalents. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Award with respect to which the Dividend Equivalents are granted. The payment of Dividend Equivalents shall be specified in the applicable Award Agreement and shall in all cases be subject to Applicable Law.

10.3.

Other Stock or Cash Based Awards. Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash awards made outside of the Plan. The Administrator shall have authority to determine the Service Providers to whom and the time or times at which Other Stock-Based Awards shall be made, the amount of such Other Stock-Based Awards, and all other conditions of the Other Stock-Based Awards including any dividend and/or voting rights. The Administrator may grant Cash Awards in such amounts and subject to such performance or other vesting criteria and terms and conditions as the Administrator may determine. Cash Awards shall be evidenced in such form as the Administrator may determine.

11.	Adjustments; Change in Control

11.1.

Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust (i) the number and class of Shares which may be delivered under the Plan (or number and kind of other securities or other property); (ii) the number, class and price (including the exercise or strike price of Options and SARs) of Shares subject to outstanding Awards, (iii) any applicable performance criteria, performance period, and other terms and conditions of outstanding Performance Awards, and (iv) the numerical limits in Section 5. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

11.2.

Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise an Award, to the extent applicable, until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Award would not be vested or otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse one hundred percent (100%), and that any Award vesting shall accelerate one hundred percent (100%), provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously vested and, if applicable, exercised, an Award will terminate immediately prior to the consummation of such proposed action.

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11.3.

Change in Control. In the event of a Change in Control, any outstanding Award shall be treated in accordance with the applicable Award Agreement. If the applicable Award Agreement does not specify the treatment of the Award in a Change in Control, the Award shall be treated as determined by the Administrator in its sole discretion, and the Administrator shall not be obligated to treat all outstanding Awards similarly.

12.	Provisions Applicable to Awards

12.1.

Conditions Upon Issuance of Shares. Shares will not be issued pursuant to an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Law and will be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required or desirable.

12.2.

Transferability. No Award may be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution. Each Participant may file with the Administrator a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under this Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Administrator. The last such designation filed with the Administrator shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Administrator prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate. Upon the occurrence of a Participant’s divorce (as evidenced by a final order or decree of divorce), any spousal designation previously given by such Participant shall automatically terminate.

12.3.

Documentation. All Awards made under the Plan shall be made pursuant to an Award Agreement. The Administrator may, in its sole discretion, determine the terms and conditions set forth in each Award Agreement, provided that all such terms and conditions are consistent with the Plan.

12.4.

Discretion. All Awards made pursuant to the Plan may be made alone or in addition to or in conjunction with any other Award. The terms of each Award are not required to be identical, and the Administrator does not have to treat Participants or Awards uniformly.

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12.5.

Withholding. A Participant shall be required to pay to the Company or any Affiliate, or the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Shares, other securities or other property) of any required withholding taxes, including any Tax Obligations, in respect of an Award, its exercise, or any payment or transfer under an Award or under this Plan and to take such other action as may be necessary in the opinion of the Administrator or the Company to satisfy all obligations for the payment of such withholding and taxes. In addition, the Administrator, in its discretion, may make arrangements mutually agreeable with a Participant who is not an employee of the Company or an Affiliate to facilitate the payment of applicable income and self-employment taxes. Without limitation, the Administrator may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of Shares (which are not subject to any pledge or other security interest) owned by the Participant having a fair market value equal to such withholding liability, (B) having the Company withhold from the number of Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a fair market value equal to such withholding liability, (C) deducting an amount sufficient to satisfy such withholding obligation from any payment of any kind otherwise due to a Participant, (D) accepting a payment from the Participant in cash, by wire transfer of immediately available funds, or by check made payable to the order of the Company, or (E) if there is a public market for Shares at the time the withholding obligation for Tax Obligations is to be satisfied, selling Shares issued pursuant to the Award creating the withholding obligation. The amount withheld pursuant to any of the foregoing payment forms shall be determined by the Company and may be up to (but not in excess of) the aggregate amount of such obligations based on the maximum statutory withholding rates in the Participant’s jurisdiction for all Tax Obligations that are applicable to such taxable income.

12.6.

Award Modification; Repricing. The Administrator may at any time, and from time to time, amend the terms of any one or more Awards without the consent of any Participant; provided, however, that the Administrator may not make any amendment which would otherwise constitute an impairment of the material rights under any Award unless the Participant consents to such impairment in writing. Notwithstanding anything to the contrary in Section 4 and except for an adjustment pursuant to Section 11 or a repricing approved by shareholders, in no case may the Administrator (i) amend an outstanding Option or Stock Appreciation Right to reduce the exercise price of the Award, (ii) cancel, exchange, or surrender an outstanding Option or Stock Appreciation Right in exchange for cash or other awards for the purpose of repricing the Award, or (iii) cancel, exchange, or surrender an outstanding Option or Stock Appreciation Right in exchange for an Option or Stock Appreciation Right with an exercise price that is less than the exercise price of the original Award.

12.7.

Acceleration. The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable, in each case, subject to Applicable Law.

12.8.

Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, additional Awards, or other property shall be issued or paid in lieu of fractional Shares or whether any fractional Shares should be rounded, forfeited, or otherwise eliminated.

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13.	Section 409A

13.1.

General. The Plan is intended to comply with Section 409A to the extent subject thereto, and shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” (as defined in Section 409A) shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or any Award, adopt policies and procedures, make corrective filings, or take any other actions (including amendments and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including exempting the Plan and Awards from Section 409A or complying with 409A.

13.2.

Payments to Specified Employees. Notwithstanding anything in the Plan or an Award Agreement to the contrary, any payment or settlement made pursuant to an Award to a “specified employee” (as defined by Section 409A and as determined by the Administrator) due to such Participant’s “separation from service” (as defined by Section 409A) will, to the extent necessary to avoid adverse tax consequences to the Participant, be delayed for the six-month period immediately following such “separation from service (or, if earlier, on the “specified employee’s” death) and will instead be paid on the day immediately following such six-month period or as soon as practicable thereafter. Any delayed payment under this Section 13.2 shall not accrue interest during the delay. All payments of “nonqualified deferred compensation” (as defined by Section 409A) that are scheduled to be paid more than six months following a “specified employee’s” termination, shall be made on their regular schedule.

13.3.

Change in Control. If any Award is or becomes subject to Code Section 409A and if payment of such Award would be accelerated or otherwise triggered under a Change in Control, then the definition of Change in Control shall be deemed modified, only to the extent necessary to avoid the imposition of an excise tax under Code Section 409A, to mean a “change in control event” as such term is defined for purposes of Code Section 409A.

14.	Amendment of the Plan

The Board may at any time amend, alter, suspend, or terminate the Plan. The Company may obtain shareholder approval of any Plan amendment to the extent necessary or, as determined by the Administrator in its sole discretion, desirable to comply with Applicable Law, including any amendment that (i) increases the number of Shares available for issuance under the Plan or (ii) changes the persons or class of persons eligible to receive Awards. No amendment, alteration, suspension, or termination of the Plan will materially impair the rights of any Participant with respect to outstanding Awards, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

15.	Foreign Participants

The Administrator may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax, or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Administrator determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

16.	Clawbacks

Notwithstanding any other provisions in the Plan, the Administrator may cancel any Award, require reimbursement of any Award, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with Company policies, including the Company’s Clawback Policies. A Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policies. By accepting an Award, the Participant agrees to be bound by the Clawback Policies and to adhere to the Clawback Policies to the extent required by Applicable Law.

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17.	No Right to Continued Service

Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) a Participant’s employment with or without notice and with or without Cause, or (ii) a Participant’s service as a Consultant or Director.

18.	No Rights as a Shareholder

Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions of other rights for which the record date is prior to the date such Share certificates are issued, except as provided in Section 11.

19.	Miscellaneous

19.1.

Limitations on Liability. Neither the Company, nor its Parent, nor any Subsidiary, nor any person serving as Administrator shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under the tax, securities, or other applicable laws and regulations.

19.2.

Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

19.3.

Severability. Notwithstanding any contrary provision of the Plan or an Award Agreement, if any one or more of the provisions (or any part thereof) of this Plan or an Award Agreement shall be held invalid, illegal, or unenforceable in any respect, such provision shall be modified so as to make it valid, legal, and enforceable, and the validity, legality, and enforceability of the remaining provisions (or any part thereof) of the Plan or Award Agreement, as applicable, shall not in any way be affected or impaired thereby.

19.4.

Governing Documents. The Plan and each Award Agreement evidencing an Award are intended to be read together, and together, set forth the complete terms and conditions of each Award. To the extent of any contradiction between the Plan and any Award Agreement or other written agreement between a Participant and the Company, the Plan will govern unless the Award Agreement or other written agreement was approved by the Administrator and expressly provides that a specific provision of the Plan will not apply.

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19.5.	Governing Law. The Plan will be governed by and construed in accordance with the internal laws of the State of Nevada, without reference to any choice of law principles.

19.6.	Waiver of Jury Trial. EACH PARTICIPANT WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE PLAN.

19.7.

Waiver of Claims. Each Participant of an Award recognizes and agrees that before being selected by the Administrator to receive an Award, the Participant has no right to any benefits under the Plan. Accordingly, in consideration of the Participant’s receipt of any Award hereunder, the Participant expressly waives any right to contest the amount of any Award, the terms of any Award Agreement, any determination, action, or omission hereunder or under any Award Agreement by the Administrator, the Company, or the Board, or any amendment to the Plan or any Award Agreement (other than an amendment to the Plan or an Award Agreement to which his or her consent is expressly required). Nothing contained in this Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between the Company and any Participant. The Plan is not intended to be subject to ERISA.

19.8.

No Third-Party Beneficiaries. Except as expressly provided in an Award Agreement, neither the Plan nor any Award Agreement will confer on any person other than the Company and the Participant of any Award any rights or remedies thereunder. The provisions of Section 4.3 will inure to the benefit of the estate, beneficiaries, and legatees of any member of the Administrator and the Board, and any person to whom the Administrator or the Board delegates its powers, responsibilities, or duties in writing.

19.9.

Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in any form, of personal data as described in this section by and among the Company and its Subsidiaries, Affiliates, and their agents exclusively for implementing, administering, and managing the Participant’s participation in the Plan. The Company, its Subsidiaries, and Affiliates may hold certain personal information about a Participant, including the Participant’s name, address, telephone number, birthday, social security or other identification number, salary, nationality, job title(s), any Shares held in the Company, its Subsidiaries, and Affiliates, and Award details to implement, manage, and administer the Plan and Awards (the “Data”). The Company, its Subsidiaries, and Affiliates may transfer the Data amongst themselves as necessary to implement, administer, and manage a Participant’s participation in the Plan, and the Company, its Subsidiaries, and Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration, and management. These third-party recipients may be located in the United States or elsewhere, and the applicable location may be subject to different data privacy laws than the Participant’s home country. By accepting an Award, each Participant authorizes each recipient to receive, possess, use, retain, and transfer the Data, in electronic or other form, to implement, administer, and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other thirty party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant, or refuse or withdraw the consents in this section in writing, without cost, by contacting the local human resources representative. The Company may cancel the Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this section.

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	19.10.	Titles and Headings. The titles and headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

19.11.

Intended to Comply with Applicable Law. The Plan and all Awards granted hereunder are intended to fully comply with Applicable Law. All administrative actions, determinations, and exercises of discretion by the Administrator shall comply with Applicable Law.

19.12.

Relationship to Other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or agreement thereunder.

20.	Shareholder Approval

The Plan will be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Law. All Awards hereunder are contingent on approval of the Plan by the Company’s shareholders. Notwithstanding any other provision of this Plan, if the Plan is not approved by the Company’s shareholders within twelve (12) months after the date the Plan is adopted, the Plan and any Awards hereunder shall be automatically terminated.

21.	Effective Date

The Plan was adopted by the Board on January 2, 2026, and shall become effective on the date that it is approved by the Company’s stockholders (the “Effective Date”).

Unless terminated earlier under Section 14, this Plan shall terminate on ________ ___, 2036, ten (10) years after the Effective Date.

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PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

203146 Verde Resources Proxy Card Rev2 - Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

2026

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

VERDE RESOURCES, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on February 24, 2026.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend: **https://cstproxy.com/verderesources/2026**

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU VOTE VIA THE INTERNET.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

VERDE RESOURCES, INC.

The undersigned appoints Jack Wong and Eric Bava, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Verde Resources, Inc. (the “Company”) held of record by the undersigned as of the close of business on December 26, 2025 at the Annual Meeting of Stockholders to be held on February 25, 2026, or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FOUR NOMINEES TO THE BOARD OF DIRECTORS, A “3 YEAR” VOTE FOR THE ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION IN PROPOSAL 4, AND IN FAVOR OF PROPOSAL 2, PROPOSAL 3, PROPOSAL 5, PROPOSAL 6, PROPOSAL 7, PROPOSAL 8, PROPOSAL 9, PROPOSAL 10 AND PROPOSAL 11, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

(Continued and to be marked, dated and signed on the other side)

203146 Verde Resources Proxy Card Rev2 - Back

2026

PROXY

Please mark your votes like this **X**

1. Election of Directors

   (1) Jack Wong
   (2) Eric Bava
   (3) Karl Strahl
   (4) Raymond Lee "Buzz" Powell

   FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY ☐

Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above.

4. Approval, on an advisory basis, of the frequency of future advisory votes on executive compensation. 1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN ☐

CONTROL NUMBER

☐

Signature____________________ **Signature, if held jointly**____________________ **Date**__________ **2026.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.